UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 23373

NORTH SQUARE INVESTMENTS TRUST
(Exact name of Registrant as specified in charter)

10 South LaSalle Street, Suite 1925
Chicago IL  60603
(Address of principal executive offices) (Zip code)

Alan E. Molotsky, Esq.
North Square Investments Trust
10 South LaSalle Street, Suite 1925
Chicago IL  60603
(Name and address of agent for service)

(312) 857-2160
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2021

Date of reporting period:  November 1, 2020 – October 31, 2021

Item 1. Reports to Stockholders.

(a)

ANNUAL REPORT

NORTH SQUARE ADVISORY RESEARCH ALL CAP VALUE FUND
NORTH SQUARE ALTRINSIC INTERNATIONAL EQUITY FUND
NORTH SQUARE MCKEE BOND FUND
NORTH SQUARE STRATEGIC INCOME FUND

OCTOBER 31, 2021

As of January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website, www.northsquareinvest.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Funds toll-free at 1-855-551-5521.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call the Funds toll-free at 1-855-551-5521 to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

North Square Investments | www.northsquareinvest.com

North Square Funds

Table of Contents

Shareholder Letters	1
Fund Performance	9
Schedules of Investments	14
Statements of Assets and Liabilities	50
Statements of Operations	51
Statements of Changes in Net Assets	52
Financial Highlights	54
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	69
Supplemental Information	70
Expense Examples	76

This report and the financial statements contained herein are provided for the general information of the shareholders of the North Square Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.northsquareinvest.com

Discussion of North Square Advisory Research All Cap Value Fund Performance

Dear Shareholder,

The past twelve months saw a continued rally in the U.S. stock market, as the economy continued its strong recovery from the 2020 economic shutdowns caused by the coronavirus pandemic. The S&P 500 Index rallied to a new all-time high over 4,600 in late October 2021. Demand for products and services continued to be strong, so much so that supply chains were not able to keep up. Transportation snarls (such as delays at West Coast ports) and parts shortages (semiconductors, for example) have impeded suppliers’ ability to meet demand. But that should lead to continued economic growth into 2022 as supply-side issues work themselves out.

Supply-side issues also contributed to an uptick in inflation.  The Federal Reserve’s preferred gauge, the Personal Consumption Expenditures Index,1 breached 4% during the year, a level it had not reached since mid-2008. Still, the Fed believes this higher inflation is transitory and will subside. The markets appear to agree, as the breakeven spread between a nominal 10-year Treasury note and a Treasury Inflation-Protected Security of the same maturity was around 2.60% at the end of October – not far from the Fed’s long-term target goal of 2% inflation.

In early November 2021, the Fed announced that it will formally wind down the bond-buying program it started in early 2020 to counter the economic effects of the pandemic. If all goes according to plan, the program will terminate in mid-2022. While the Fed has not announced when it will start raising the target for the Federal Funds rate from the zero bound, market expectations are for at least one 25 basis point raise in the back half of 2022.2

All of this suggests that the economy should be supportive of business activity and ultimately create a constructive backdrop for the equity markets in the new year.

As of October 31, 2021, the North Square Advisory Research All Cap Value Fund (the Fund) returned 46.09% for the trailing twelve months (its fiscal year), versus 44.97% for its primary benchmark, the Russell 3000 Value Index.3  According to attribution analysis, smaller cap names made a material contribution to our performance during the year. We have typically run with an overweight to small caps relative to the benchmark, as we believe our research process allows us to uncover high quality, underfollowed, and misunderstood companies at the lower end of the market cap spectrum. We are pleased that our strategy has outperformed its benchmark over the past year, as well as longer term over the past five years.4

At the company level, Element Solutions (ESI), was one of our strongest performers. ESI is a specialty chemical manufacturer, and it specializes in chemicals and products used in semiconductor manufacturing. The company has been a beneficiary of the increased demand for semiconductors in the “connected” global economy for things such as 5G phones, automobile electrification, the “Internet of Things,” and cloud computing. It should continue to see strong top and bottom line growth as these macro trends continue to evolve. On the downside, one of our weaker performers was Cannae Holdings (CNNE), a diversified holding company with a mix of majority and minority owned investments in a variety of industries, including technology-enabled healthcare services, financials services, real estate, and more. CNNE fell during the year as the market prices for some of its publicly-traded portfolio investments came in. However, we believe the discount between CNNE’s stock price and the sum of its parts is too wide. We also believe our position is bolstered in CNNE through its management team, led by legendary investor Bill Foley.

__________________

[1]
The Personal Consumption Expenditure Index, published by the Bureau of Economic Analysis, reflects changes in the prices of goods and services purchased by consumers in the United States. It is the Federal Reserve’s preferred gauge of inflation.

[2]	A basis point (bp) is equal to 1/100th of 1% or 0.01%.
[3]
The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

[4]	Please see page 9 for the fund’s complete standardized returns.

Outlook

We are pleased with the performance of the portfolio over the past year and longer term. We believe that keeping a sharp eye on fundamentals, as well as the price paid for them, will continue to work. Return on equity (ROE) is a telling indicator of business quality, and our portfolio’s 16.9% ROE is materially above the Russell 3000 Value Index’s 10.5% level.5  We also want our businesses to exhibit good earnings growth going forward, and the weighted average estimated EPS growth for the portfolio is 12.1% over the next three to five years, compared to 9.8% for the index.6  At the same time, we want our companies to have sound balance sheets. Our portfolio’s debt to equity ratio is 1.38x, whereas the benchmark is at 1.48x.7  Overall, we think our forward P/E ratio of 18.8x, a little higher than the Russell 3000 Value’s 16.2x, is warranted.8

We remain confident in our process and current positioning. By focusing on both downside protection and upside potential over a multi-year investment horizon, we believe the Fund is well-positioned for a positively skewed risk/reward payoff. Relative to our benchmark, we own businesses that generate higher returns and are growing earnings faster, with responsible financial positions.

We thank you for investing in the North Square Advisory Research All Cap Value Fund and look forward to updating you again in 2022.

Advisory Research, Inc.

The views in this letter are those of the Fund’s direct advisor as of December 30, 2021 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Investment in equity securities involves substantial risks and may be subject to wide and sudden fluctuations in market value. Investing in small and mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies. Please see the prospectus for a more complete discussion of the fund’s risks.

Fund holdings and sector allocations are subject to change at any time.  Please see the Schedule of Investments in this report for a complete list of Fund holdings.

__________________

[5]	Return on equity (ROE) is a measure of financial performance calculated by dividing net income by shareholders’ equity.
[6]	Earnings per share (EPS) growth measures the increase in EPS over a period of time.
[7]	The debt to equity calculation excludes companies with negative common equity.
[8]	P/E ratio is stock price dividend by EPS.

Discussion of North Square Altrinsic International Equity Fund Performance

Dear Shareholder,

The global economy rebounded sharply over the last year, aided by positive COVID-19 vaccine developments, incredibly supportive monetary and fiscal stimulus, and pent-up consumer demand.  However, the growth in corporate earnings and liquidity supporting equity markets for most of this year appears to have peaked, just as uncertainties stemming from central bank policies, shifting regulatory regimes, and inflationary pressures have contributed to increased market volatility.

Developments involving inflationary pressures and interest rates, China, and cyber risks are among the topics capturing headlines and likely to have a significant influence on markets in both the near and long terms.  Interest rates, which were tethered to inflation for decades, are increasingly fixed at low levels as central bankers seek to buoy the global economy and governments work to manage their war-time debt levels.  Simultaneously, rising inflationary pressures, which began with the prices of goods, are now appearing in the service industries in many countries.  Meanwhile, China is embarking on the delicate act of slowing its considerable and highly leveraged “old” economy and managing continued geopolitical tensions at home and abroad while increasingly relying on its internet giants to forge its future.  Atop these other macro forces, cyber risks transcend all boundaries.  They are underappreciated, intensifying, and will significantly impact individuals, companies, and nations.  These issues, independently and in the aggregate, present both risks and nuanced opportunities for companies and investors alike.

A long-overdue broadening out of stock market leadership has begun.  Near the end of 2020, the virtually uninterrupted leadership by highly-valued growth stocks initially gave way to lower quality and leveraged deep cyclical stocks.  Market leadership has subsequently ebbed and flowed between these two segments of equity markets.  We see vulnerability at both extremes, with growth stocks often priced for unfettered growth and permanently low interest rates, while many cyclical stocks are priced for a “new normal” in profitability.

As of October 31, 2021 calendar year to date, the North Square Altrinsic International Equity Fund gained 7.36%, underperforming the MSCI EAFE Index’s 11.01% gain1.  While performance was strong on an absolute basis, underperformance can largely be attributed to our minimal exposure to growth stocks and low-quality deep cyclicals as well as the portfolio’s below-market risk. From a sector perspective, strong performance in non-bank financials (Aon and Chubb) and real estate (Daito Trust) were more than offset by consumer discretionary (Alibaba and Sands China) and information technology investments (Check Point and Cognizant).

We believe the Fund is attractively positioned, focusing on companies with underappreciated business models in which fundamentals are improving and where disciplined leaders are allocating capital in our long-term interest.  Our insurance investments (including Chubb and Zurich) are expected to benefit from the combination of the strongest competitive environment in decades, increased demand for risk-reduction products, considerable cost control, and any increase in economic activity.  Our exchange holdings (including Euronext and Singapore Exchange) are shifting their business mix to proprietary high-margin products like data and clearing services.  Our health care holdings (including GSK and Astellas) are moving away from their declining pipelines, investing heavily in innovative sciences, and shifting business models to more recurring revenues but still trade at very attractive valuations.  Our positions in consumer staples (including Diageo and Heineken) are often seen as boring and defensive but, in our view, offer several avenues for growth, including improving category mix, better capital allocation, and significant tailwinds from the world reopening to consumers.  Our enterprise technology investments (including Check Point and SAP) are transitioning to stickier, recurring revenues, and we expect an uptake in demand as companies seek to reduce risks, lower costs, and become more digital.

__________________

[1]
The MSCI EAFE Index is an equity index which captures large and mid cap representations across 21 Developed Markets countries around the world, excluding the U.S. and Canada. With 841 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. It is not possible to invest directly in an index.

Looking ahead, we believe that most highly cyclical and highly leveraged stocks are likely to be tested given current valuation levels, margin expectations, and accelerating threats from new technologies.  At the other end of the spectrum, many “new economy” companies may produce considerable revenue growth but fail to meet the lofty hurdles set by investors – or see their stocks prices swing considerably due to small changes in interest rates.  We continue to see the greatest opportunities between these two extremes, primarily among companies that are not overly dependent on strong economic growth and have the ability to improve shareholder value through their independent initiatives.

We thank you for investing in the North Square Altrinsic International Equity Fund.

Sincerely,

John Hock
John DeVita
Rich McCormick

The securities identified in this letter are not necessarily held by the Fund at the time of publication or thereafter, and should not be considered a recommendation or solicitation to purchase or sell these securities. It should not be assumed that any investment in these securities was, or will be, profitable. The outlook and opportunities noted in this letter are prospective and based upon the opinions of Altrinsic as of the date of this letter. There is no guarantee that we will be successful in our efforts to implement investment strategies that take advantage of such perceived opportunities.

Risk is inherent in all investing including an investment in the Fund. An investment in the Fund involves certain principal risks, including, among others: Equity Risk, Large-Cap Company Risk, Market Risk, Foreign Investment Risk, Emerging Market Risk, Currency Risk, and Management and Strategy Risk. The Fund may invest in foreign securities which will involve political, economic and currency risks, greater volatility, and differences in accounting methods.  These risks are greater for investments in emerging markets. Before you decide whether to invest in the Fund, carefully consider these risks associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Discussion of North Square McKee Bond Fund Performance

Dear Shareholders:

While it thankfully paled in comparison to 2020, the first ten months of 2021 (the funds’ tenure1) saw its share of volatility in the fixed income markets.  The first chapter of this saga began with the 10-year Treasury yielding just 0.91%, double the 2020 low but significantly below all broad measures of inflation.  Yields on intermediate and long-term Treasuries proceeded to rise in the first quarter as economic growth and inflation readings began to increase.  Continued fiscal and monetary policy stimulus and increasing COVID-19 vaccine distribution boosted consumer financial conditions and unleashed pent up demand for goods and services.  The surge in demand ran head long into reduced inventories, supply shortages, and staffing problems, prompting rising materials pricing and significant wage increases to fill open positions.

After stabilizing for much of the second and third calendar quarters of this year, market yields resumed their climb in late September as doubts concerning the “transitory” nature of inflation raised investors’ concern for the future of monetary policy.  The Fed confirmed the market’s predictions at its November meeting, announcing a planned reduction in the pace of Treasury and mortgage buying.

While Treasury yields moved higher over the course the year through October, the favorable outlook for economy boosted investor demand for credit-sensitive bonds including corporate, asset-backed and commercial mortgage securities.  These securities uniformly outperformed Treasuries with similar maturity dates, rewarding the Fund’s overweighting to each of these sectors.  We expect the relative returns of these bonds versus Treasuries to continue over the next twelve months.

As of October 31, 2021, the calendar year to date return for the North Square McKee Bond Fund – Class I2 was -1.06%, versus -1.22% for Bloomberg Intermediate Aggregate Index3, the fund’s performance benchmark.  Contributing to the Fund’s performance were the aforementioned allocation overweightings as well as significant contribution from government agency security selection and reduced holdings in residential agency mortgage holdings.

Fund performance also benefitted from an increasing allocation to floating-rate securities, bonds with coupon income rates that adjust higher in response to increases in certain market interest rates.  Though these securities typically pay less than longer maturity, fixed-rate securities, they generally suffer very little price loss due to increasing interest rates relative to fixed-rate bonds.  Of particular interest in floating rate securities are those tied to commercial mortgage loans, specifically those secured by distribution centers, data storage and other “new economy” assets.

Outlook

Though the Federal Open Market Committee has announced its intention to increase the Funds rate by a total 2% by 2024 (8 increases of 0.25%), we believe fewer rate hikes will be required to stabilize inflation and continue to promote economic growth.  Nevertheless, we remain cautious and defensive with respect to portfolio structure while markets interest rates remain well below the current and expected levels of inflation.  The bond market historically high degree of price sensitivity to changes in interest rates reinforces our focus on our own “dual mandate”, providing diversification within portfolios containing equities and other risk assets and principal preservation in a rising rate environment.  Portfolio liquidity and active management allow us to achieve both goals.

On behalf of all the dedicated members of the CS McKee team, we thank you for the opportunity to serve your investment needs and wish you a safe and enjoyable holiday season!

Regards,

Brian S. Allen, CFA
Director – Fixed Income
CS McKee Asset Management

__________________

[1]	The North Square McKee Bond Fund launched on December 28, 2020.
[2]
Effective on December 1, 2021, the outstanding Class Y shares of the McKee Bond Fund were renamed as Class I shares, and the previously outstanding Class I shares of the Fund were renamed as Class R6 shares. The ticker symbols of the renamed classes did not change. All references to Class Y shares in this report represent the new Class I shares, and all references to Class I shares in this report represent the new Class R6 shares. There were no charges imposed in connection with this renaming of share classes.

[3]	The Bloomberg Intermediate Aggregate index measures the performance of investment grade bonds with maturities (or average lives) of between one-year and ten years.

The views in this letter are those of the Fund’s direct advisor as of December 30, 2021 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund invests in foreign securities which carry the associated risks of economic and political instability, market liquidity, currency volatility and differences in accounting standards. The Fund invests in debt securities which can lose their value as interest rates rise and are subject to credit risk which is the risk of deterioration in the financial condition of an issuer and/or general economic conditions that can cause the issuer to not make timely payments of principal and interest also causing the securities to decline in value and an investor can lose principal. When interest rates rise, the price of debt securities generally falls. Longer term securities are generally more volatile. The Fund invests in investment grade debt securities which may be downgraded by a Nationally Recognized Statistical Rating Organization (NRSRO) to below investment grade status. The Fund invests in non-investment grade debt securities which are considered speculative with respect to the issuers' ability to make timely payments of interest and principal, may lack liquidity and have had more frequent and larger price changes than other debt securities. The Fund invests in U.S. government and agency securities which are neither issued nor guaranteed by the U.S. Treasury and are not guaranteed against price movements due to changing interest rates. The Fund invests in mortgage-backed securities and asset-backed securities which are subject to the risks of prepayment, defaults, changing interest rates and, at times, the financial condition of the issuer.  The advisor engages the sub-advisor to manage the Fund's portfolio; the sub-advisor's judgment may impact the Fund's performance.

Discussion of North Square Strategic Income Fund Performance

Dear Shareholders,

As we near the end of 2021 with nearly 2 years of battling the COVID-19 pandemic under our belts, much of the world is still awash in lockdowns and illness with seemingly no end in sight.  It turns out that the vaccines are not the panacea that everyone had hoped for and perhaps herd immunity is but a pipe dream.  The silver lining in all this is that the world is now learning to live with the virus.  That is to say, perhaps COVID-19 is moving from pandemic to endemic.  As evidence of this I would submit that for the first time in nearly 2 years, I did not mention COVID-19 (this letter to shareholders notwithstanding) in many of my third quarter investment update meetings.

In the beginning of the North Square Strategic Income Fund’s (the Fund) fiscal year, the world was only a few months away from the first vaccine rollouts.  Red Cedar had already moved the fund aggressively to take advantage of the ensuing pro-cyclical economic re-opening trade by owning preferred securities, European Alternative Tier 1 (AT1) securities, and corporate bonds.  We also added some higher yielding Sovereign Debt, denominated in local currency.  The capital markets had plenty of reasons to be optimistic: central bankers were providing unprecedented liquidity, the economic re-opening was finally upon us, and asset prices were still at reasonable, if not cheap levels.

The economic re-opening, supply chain disruptions, fiscal largesse of governments, labor shortages and incredibly easy financial conditions courtesy of the world’s central banks are all conditions contributing to inflationary pressures globally.  As sub-advisor to the Fund, Red Cedar Investment Management was not an advocate of the Federal Reserve’s (the Fed) transitory narrative on the topic of inflation and positioned the Fund accordingly with a more defensive posture with respect duration.  Put another way, we did not believe and still do not believe investors are being compensated appropriately to take unnecessary interest rate risk.

As 2021 unfolded, the reflationary trade was in overdrive, allowing credit spreads to tighten dramatically and boosting returns to the fund. During those first 3 months of the year, the relative safety of U.S. Treasuries (UST) began to lose its allure as the yield on 10-year USTs rose from 0.92% to 1.74%.  The Fund’s positioning of low interest rate risk and overweighting of credit risk enabled it to achieve a slightly positive total return for the quarter, while the Bloomberg U.S. Aggregate Bond Index* (the Fund’s benchmark) posted a -3.4% return – its worst start to a year ever.

As we approached mid-year, the Federal Reserve seemed to be wavering on its ultra-dovish stance.  Indeed, after the June 16 Federal Open Market Committee (FOMC) meeting, Fed Chairman Jerome Powell indicated that the Fed was now much closer to meeting their employment and inflation goals. Furthermore, the infamous “Dot Plot” now indicated that 13 of 18 FOMC members thought rate hikes would begin no later than 2023.  With this new messaging from the Fed, U.S. Treasuries rallied, sending the 10-year UST yield down to 1.47%.  Despite the Fund’s shorter duration stance than the broader fixed income market, it was able to outperform its benchmark during the quarter on the strength of its credit positioning.

The Fed has now telegraphed its intentions for Quantitative Easing and future rate hikes – they will begin tapering by year end and will not begin raising rates until after bond buying ceases.  It did not take long for the markets to get comfortable with the Fed’s plans and interest rates traded in a relatively tight range until the Fund’s fiscal year end.  While Red Cedar still sees plenty of runway before financial conditions truly begin to tighten,  the clock is now ticking as to when the Fed begins to hike rates.  As we also consider that inflation continues to run hot - prints of this magnitude have not been reported since the early 1990’s in the U.S. – the possibility of the Fed taking away the punch bowl early and/or a policy error does exist.  Against this backdrop, Red Cedar increased the active tail-risk hedging within the Fund during the summer months.  The hedging strategy is designed to help mitigate potential underperformance of risky assets held in the Fund if the aforementioned scenarios play out and cause a spike in volatility or a market spasm.  While this is not our base case, it should be emphasized that tail-risk hedging is an important element of the Fund’s strategy.

Against the backdrop of exceptionally low interest rates globally, traditional fixed income investors experienced a total return of -0.48% as represented by the Bloomberg U.S. Aggregate Bond Index for the fiscal year ended October 31, 2021.  The North Square Strategic Income Fund provided value to its shareholders with a return of 8.63% during that same time period.  Red Cedar believes it has provided that return without undertaking undue levels of risk for the shareholders.

We at Red Cedar Investment Management would like to wish everyone a safe and peaceful holiday season and send our best wishes for a Happy New Year.

Regards,

John L. Cassady III, CFA
Chief Investment Officer
Red Cedar Investment Management

* The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

The views in this letter are those of the Fund’s direct advisor as of December 30, 2021 and may not necessarily reflect the same views on the date this letter is first published or any date thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors. Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Foreign and US currencies may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

North Square Advisory Research All Cap Value Fund
FUND PERFORMANCE at October 31, 2021 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund, made on October 31, 2011, with a similar investment in the Russell 3000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

				Since	Inception
Average Annual Total Returns as of October 31, 2021	1 Year	5 Year	10 Year	Inception	Date
Class I	46.09%	14.47%	12.15%	11.75%	11/16/09
Russell 3000 Value Index	44.97%	12.41%	12.79%	11.90%	11/16/09

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

The Fund acquired all assets and assumed the liabilities of the Advisory Research All Cap Value Fund (the “Predecessor Fund”) effective the close of business on February 21, 2020. The Predecessor Fund commenced investment operations on November 16, 2009. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the performance table above prior to February 21, 2020 reflect the performance of the Predecessor Fund.

Gross and net expense ratios for Class I shares were 1.96% and 0.96%, respectively, which were the amounts stated in the current prospectus dated February 28, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.95% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

North Square Altrinsic International Equity Fund
FUND PERFORMANCE at October 31, 2021 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund, made at the Fund’s inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 developed markets countries around the world, excluding the US and Canada. With 841 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

		Calendar	Since	Inception
Total Returns as of October 31, 2021	6 Month	Year to Date	Inception	Date
Class I	0.24%	7.36%	8.88%	12/04/20
MSCI EAFE Index	4.14%	11.01%	13.54%	12/04/20

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

Gross and net expense ratios for Class I shares were 1.52% and 0.98%, respectively, which were the amounts stated in the current prospectus dated November 2, 2020. For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.97% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until November 2, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

North Square McKee Bond Fund
FUND PERFORMANCE at October 31, 2021 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I shares (the class with the largest net assets), made at the Fund’s inception, with a similar investment in the Blomberg Intermediate Aggregate Bond Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Intermediate Aggregate Bond Index is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States.

			Calendar	Since	Inception
Total Returns as of October 31, 2021	3 Month	6 Month	Year to Date	Inception	Date
Class I	(1.12)%	(0.07)%	(1.06)%	(0.91)%	12/28/20
Class Y	(1.17)%	N/A	N/A	(0.12)%	05/19/21
Bloomberg Intermediate Aggregate Bond Index	(1.09)%	(0.12)%	(1.22)%	(1.13)%	12/28/20

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

Gross and net expense ratios for Class I shares were 0.82% and 0.28%, and for Class Y shares were 0.82% and 0.47%, which were the amounts stated in the current prospectus dated November 2, 2020. For the Fund’s current expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.28% and 0.47% of the average daily net assets of the Fund’s Class I and Class Y shares, respectively. This agreement is in effect until November 2, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

North Square Strategic Income Fund
FUND PERFORMANCE at October 31, 2021 (Unaudited)

Performance of a $1,000,000 Investment

This graph compares a hypothetical $1,000,000 investment in the Fund, made on October 31, 2010, with a similar investment in the Bloomberg US Aggregate Bond Index and the Bloomberg Intermediate Credit Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The Bloomberg Intermediate Credit Index is a board-based flagship benchmark that measures the non-securitized component of the US Aggregate Index with less than 10 years to maturity. The indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and are not available for investment.

				Since	Inception
Average Annual Total Returns as of October 31, 2021	1 Year	5 Year	10 Year	Inception	Date
Class I	8.63%	5.64%	5.33%	4.58%	12/31/12
Bloomberg US Aggregate Bond Index	(0.48)%	3.10%	3.00%	2.80%	12/31/12
Bloomberg Intermediate Credit Index	0.51%	3.44%	3.53%	3.10%	12/31/12

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling 1-855-551-5521.

The Fund acquired all assets and assumed the liabilities of the Advisory Research Strategic Income Fund (the “Predecessor Fund”) effective the close of business on February 21, 2020. The Predecessor Fund commenced investment operations on December 31, 2012 after the conversion of a limited partnership account, the Advisory Research Value Income Fund, L.P. (the “Predecessor Account”), which commenced operations on June 30, 2003. As a result of each reorganization, the Fund is the accounting successor of each the Predecessor Fund and Predecessor Account. Performance results shown in the performance table above between February 21, 2020 and December 31, 2012 reflect the performance of the Predecessor Fund, and performance results shown prior to December 31, 2012 reflect the performance of the Predecessor Account. The Predecessor Account was not  registered under the 1940 Act and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Account had been registered under the 1940 Act, the Predecessor Account’s performance may have been adversely affected.

North Square Strategic Income Fund
FUND PERFORMANCE at October 31, 2021 (Unaudited)

Gross and net expense ratios for Class I shares were 1.50% and 0.92%, respectively, which were the amounts stated in the current prospectus dated February 28, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of the average daily net assets of the Fund’s Class I shares. This agreement is in effect until February 28, 2023, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

North Square Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2021

Number
of Shares		Value
	COMMON STOCKS – 96.7%

	BASIC MATERIALS – 4.5%
	Specialty Chemicals – 4.5%
20,034	Element Solutions Inc.	$454,972
	TOTAL BASIC MATERIALS	454,972

	CONSUMER DISCRETIONARY – 21.0%
	Apparel Retailers – 3.5%
5,412	The TJX Co., Inc.	354,432
	Home Improvement Retailers – 3.0%
823	The Home Depot, Inc.	305,942
	Household Furnishings – 3.1%
3,103	Fortune Brands Home & Security, Inc.	314,644
	Restaurants and Bars – 4.9%
1,067	McDonald’s Corp.	262,002
2,214	Starbucks Corp.	234,839
		496,841
	Specialty Retailers – 6.5%
1,576	Asbury Automotive Group, Inc.*	308,439
193	AutoZone, Inc.*	344,474
		652,913
	TOTAL CONSUMER DISCRETIONARY	2,124,772

	CONSUMER STAPLES – 3.0%
	Food Retailers and Wholesalers – 3.0%
6,665	Performance Food Group Co.*	301,458
	TOTAL CONSUMER STAPLES	301,458

	ENERGY – 7.2%
	Integrated Oil and Gas – 3.5%
3,103	Chevron Corp.	355,262
	Oil: Crude Producers – 3.7%
4,389	Denbury Inc.*	371,573
	TOTAL ENERGY	726,835

	FINANCIALS – 17.5%
	Banks – 6.0%
8,327	First Interstate BancSystem, Inc. – Class A	346,154
3,552	Nicolet Bankshares, Inc.*	255,353
		601,507
	Diversified Financial Services – 7.0%
9,044	Cannae Holdings, Inc.*	308,400
2,364	JPMorgan Chase & Co.	401,620
		710,020
	Reinsurance – 4.5%
1,577	Berkshire Hathaway Inc. – Class B*	452,615
	TOTAL FINANCIALS	1,764,142

See accompanying Notes to Financial Statements.

North Square Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Number
of Shares		Value
	COMMON STOCKS (Continued)

	HEALTH CARE – 10.7%
	Health Care Management Services – 3.7%
805	UnitedHealth Group Inc.	$370,678
	Medical Equipment – 3.4%
2,872	Medtronic, PLC[1]	344,238
	Pharmaceuticals – 3.6%
2,800	Abbott Laboratories	360,892
	TOTAL HEALTH CARE	1,075,808

	INDUSTRIALS – 17.0%
	Commercial Vehicles and Parts – 2.5%
5,961	Federal Signal Corp.	255,190
	Electrical Components – 2.0%
1,346	Regal Rexnord Corp.	205,030
	Industrial Suppliers – 3.6%
22,117	Gates Industrial Corp. plc*[1]	363,603
	Machinery: Industrial – 2.0%
5,503	Zurn Water Solutions Corp.	199,649
	Railroads – 3.6%
1,512	Union Pacific Corp.	364,997
	Transaction Processing Services – 3.3%
1,925	American Express Co.	334,527
	TOTAL INDUSTRIALS	1,722,996

	TECHNOLOGY – 10.4%
	Computer Hardware – 3.4%
1,841	CDW Corp. of Delaware	343,623
	Consumer Digital Services – 4.3%
148	Alphabet Inc. – Class A*	438,216
	Software – 2.7%
822	Microsoft Corp.	272,592
	TOTAL TECHNOLOGY	1,054,431

	TELECOMMUNICATIONS – 3.3%
	Telecommunications Equipment – 3.3%
1,445	L3Harris Technologies, Inc.	333,130
	TOTAL TELECOMMUNICATIONS	333,130

	UTILITIES – 2.1%
	Gas Distribution – 2.1%
1,624	Chesapeake Utilities Corp.	212,858
	TOTAL UTILITIES	212,858
	TOTAL COMMON STOCKS
	(Cost $7,647,942)	9,771,402

See accompanying Notes to Financial Statements.

North Square Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Number
of Shares		Value
	SHORT-TERM INVESTMENT – 3.2%
326,810	First American Treasury Obligations Fund – Class X, 0.01%[2]	$326,810
	TOTAL SHORT-TERM INVESTMENT
	(Cost $326,810)	326,810
	TOTAL INVESTMENTS – 99.9%
	(Cost $7,974,752)	10,098,212
	Other Assets in Excess of Liabilities – 0.1%	13,210
	TOTAL NET ASSETS – 100.0%	$10,111,422

PLC – Public Limited Company

*	Non-Income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

North Square Advisory Research All Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2021

Percent of Total
Security Type/Sector	Net Assets
Common Stocks
Consumer Discretionary	21.0%
Financials	17.5%
Industrials	17.0%
Health Care	10.7%
Technology	10.4%
Energy	7.2%
Basic Materials	4.5%
Telecommunications	3.3%
Consumer Staples	3.0%
Utilities	2.1%
Total Common Stocks	96.7%
Short-Term Investment	3.2%
Total Investments	99.9%
Other Assets in Excess of Liabilities	0.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2021

Number
of Shares		Value
	COMMON STOCKS – 93.8%

	BERMUDA – 2.4%
2,094	Credicorp Ltd.	$271,508
3,086	Everest Re Group, Ltd.	806,989
		1,078,497
	CANADA – 1.6%
5,245	Agnico Eagle Mines Ltd.	278,247
71,759	Kinross Gold Corp.	431,389
		709,636
	CHINA – 4.3%
2,883	Alibaba Group Holding Ltd. – ADR*	475,522
2,827	Baidu, Inc. – ADR*	458,653
129,200	Sands China Ltd.*	295,248
27,297	Tencent Music Entertainment – ADR*	214,555
17,060	Trip.com Group Ltd. – ADR*	487,233
		1,931,211
	FRANCE – 12.0%
11,324	Accor SA*	404,630
43,274	AXA SA	1,258,625
27,607	Bureau Veritas SA	876,352
9,429	Danone	614,212
10,035	Sanofi	1,002,630
6,386	SCOR SE	214,823
19,704	TotalEnergies SE	987,876
		5,359,148
	GERMANY – 7.4%
708	adidas AG	231,867
2,953	Continental AG*	346,556
9,815	Fresenius Medical Care AG & Co. KGaA	651,951
6,765	SAP SE	980,047
5,203	Siemens AG	843,740
9,525	Siemens Energy AG*	273,291
		3,327,452
	IRELAND – 4.3%
671	Linde Public Limited Co.	216,026
5,665	Medtronic, PLC	679,007
4,161	Willis Towers Watson Public Limited Co.	1,008,127
		1,903,160
	ISRAEL – 2.4%
8,761	Check Point Software Technologies Ltd.*	1,047,816

	JAPAN – 13.8%
70,346	Astellas Pharma Inc.	1,183,183
9,687	Daito Trust Construction Co., Ltd.	1,200,092
20,537	Japan Exchange Group Inc.	485,338
10,740	KUBOTA CORP.	228,275
14,623	Makita Corp.	675,243
865	Nintendo Co., Ltd.	380,987

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Number
of Shares		Value
	COMMON STOCKS (Continued)

	JAPAN (Continued)
25,201	Sumitomo Mitsui Trust Holdings, Inc.	$830,046
22,572	Tokio Marine Holdings, Inc.	1,187,865
		6,171,029
	MEXICO – 0.1%
8,660	Grupo Financiero Banorte S.A.B. de C.V.	54,741

	NETHERLANDS – 7.6%
7,126	Akzo Nobel N.V.	818,990
10,730	Euronext NV	1,208,141
12,509	Heineken N.V.	1,385,599
		3,412,730
	REPUBLIC OF KOREA – 2.8%
20,098	KB Financial Group Inc. – ADR*	966,111
199	Samsung Electronics Co., Ltd. – GDR	297,107
		1,263,218
	SINGAPORE – 1.7%
106,431	Singapore Exchange Ltd.	763,999

	SPAIN – 1.0%
2,736	Aena SME, S.A.*	448,014

	SWEDEN – 1.5%
14,991	ASSA ABLOY AB – Class B	439,012
22,112	Telefonaktiebolaget LM Ericsson – Class B	242,027
		681,039
	SWITZERLAND – 15.0%
9,759	Chubb Ltd.	1,906,713
10,027	Julius Baer Group Ltd.	724,756
11,598	Nestle S.A.	1,530,439
9,717	Novartis AG	802,745
1,116	Roche Holding AG	431,542
2,947	Zurich Insurance Group AG	1,306,452
		6,702,647
	UNITED KINGDOM – 14.6%
2,166	Aon PLC – Class A	692,947
12,615	BP p.l.c – ADR	363,186
241,567	BT Group PLC*	459,199
26,387	Diageo plc	1,311,586
61,634	GlaxoSmithKline PLC	1,272,493
29,544	Liberty Global plc – Class A*	849,094
760,658	Lloyds Banking Group plc	522,790
17,362	Smiths Group PLC	322,077
49,314	Vodafone Group PLC – ADR	737,244
		6,530,616

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Number
of Shares		Value
	COMMON STOCKS (Continued)

	UNITED STATES – 1.3%
105	Booking Holdings Inc.*	$254,182
4,430	Cognizant Technology Solutions Corp. – Class A	345,938
		600,120
	TOTAL COMMON STOCKS
	(Cost $40,292,631)	41,985,073

	PREFERRED STOCK – 1.6%
	GERMANY – 1.6%
7,807	Henkel AG & Co. KGaA	698,348
	TOTAL PREFERRED STOCK
	(Cost $795,117)	698,348

	SHORT-TERM INVESTMENT – 3.5%
1,550,715	First American Treasury Obligations Fund – Class X, 0.01%[1]	1,550,715
	TOTAL SHORT-TERM INVESTMENT
	(Cost $1,550,715)	1,550,715
	TOTAL INVESTMENTS – 98.9%
	(Cost $42,638,463)	44,234,136
	Other Assets in Excess of Liabilities – 1.1%	498,790
	TOTAL NET ASSETS – 100.0%	$44,732,926

ADR – American Depositary Receipt
GDR – Global Depositary Receipt
PLC – Public Limited Company

*	Non-Income producing security.
[1]	The rate is the annualized seven-day yield at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
SUMMARY OF INVESTMENTS
As of October 31, 2021

Percent of Total
Security Type/Sector	Net Assets
Common Stocks
Financials	31.8%
Health Care	13.4%
Consumer Staples	10.8%
Industrials	9.2%
Communication Services	6.9%
Information Technology	6.5%
Consumer Discretionary	5.6%
Materials	3.9%
Energy	3.0%
Real Estate	2.7%
Total Common Stocks	93.8%
Preferred Stock	1.6%
Short-Term Investment	3.5%
Total Investments	98.9%
Other Assets in Excess of Liabilities	1.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2021

Principal
Amount		Value
	ASSET BACKED SECURITIES – 8.1%
	Aligned Data Centers Issuer LLC
$400,000	1.937%, 08/15/2046[1]	$398,526
	AmeriCredit Automobile Receivables Trust 2019-1
28,371	2.970%, 11/20/2023	28,429
	AmeriCredit Automobile Receivables Trust 2019-2
161,000	2.540%, 07/18/2024	163,126
	AmeriCredit Automobile Receivables Trust 2020-2
245,544	0.600%, 12/18/2023	245,720
	AMSR 2019-SFR1 Trust
500,000	2.774%, 01/20/2039[1]	515,532
	AMSR 2021-SFR2 Trust
200,000	1.527%, 08/19/2038[1]	197,814
	Amur Equipment Finance Receivables IX LLC
97,336	0.750%, 11/20/2026[1]	97,197
	Avis Budget Rental Car Funding AESOP LLC
208,333	3.450%, 03/20/2023[1]	209,810
	BNSF Railway Co 2015-1 Pass Through Trust
199,775	3.442%, 06/16/2028[1]	217,712
	Burlington Northern and Santa Fe Railway Co 2006-1 Pass Through Trust
91,261	5.720%, 01/15/2024	95,627
	CNH Equipment Trust 2019-A
39,787	3.010%, 04/15/2024	40,190
	CNH Equipment Trust 2020-A
6,532	1.080%, 07/15/2023	6,535
	DT Auto Owner Trust 2020-1
220,000	2.160%, 05/15/2024[1]	221,073
	Enterprise Fleet Funding 2021-1 LLC
475,000	0.440%, 12/20/2026[1]	473,823
	Exeter Automobile Receivables Trust 2021-2
540,000	0.340%, 03/15/2024	540,171
	Exeter Automobile Receivables Trust 2021-3
306,000	0.690%, 01/15/2026	305,067
	Federal Express Corp 1998 Pass Through Trust
33,212	6.720%, 07/15/2023	33,560
	Federal Express Corp 1999 Pass Through Trust
39,201	7.650%, 07/15/2024	40,221
	FedEx Corp 2020-1 Class AA Pass Through Trust
460,959	1.875%, 08/20/2035	456,696
	Flagship Credit Auto Trust 2021-3
131,407	0.360%, 07/15/2027[1]	131,131
	GLS Auto Receivables Issuer Trust 2021-3
574,000	0.780%, 11/17/2025[1]	570,861
	GM Financial Automobile Leasing Trust 2020-1
410,000	1.700%, 12/20/2023	413,173
	GM Financial Automobile Leasing Trust 2020-2
290,000	2.560%, 07/20/2024	297,010
	GM Financial Automobile Leasing Trust 2021-3
5,000	0.240%, 12/20/2023	4,995

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	ASSET BACKED SECURITIES (Continued)
	GreatAmerica Leasing Receivables Funding LLC Series 2018-1
$22,304	2.830%, 06/17/2024[1]	$22,328
	MMAF Equipment Finance LLC 2018-A
380,000	3.390%, 01/10/2025[1]	386,443
	Oportun Funding XIV LLC
100,000	1.210%, 03/08/2028[1]	100,060
	Oscar US Funding X LLC
340,000	3.270%, 05/11/2026[1,2]	351,376
	Oscar US Funding XII LLC
110,000	0.700%, 04/10/2025[1,2]	109,739
	Santander Drive Auto Receivables Trust 2020-4
204,000	0.730%, 03/17/2025	204,437
	Santander Drive Auto Receivables Trust 2021-1
164,347	0.290%, 11/15/2023	164,364
	Santander Retail Auto Lease Trust 2021-C
227,000	0.500%, 03/20/2025[1]	225,952
	Union Pacific Railroad Co 2005 Pass Through Trust
38,841	5.082%, 01/02/2029	42,714
	Union Pacific Railroad Co 2014-1 Pass Through Trust
151,081	3.227%, 05/14/2026	160,947
	Verizon Master Trust
274,000	0.690%, 05/20/2027	271,659
	Verizon Owner Trust 2019-C
123,000	1.940%, 04/20/2024	124,016
	Verizon Owner Trust 2020-C
340,000	0.670%, 04/21/2025	338,721
	VMC Finance 2021-FL4 LLC
465,997	1.180% (1 Month LIBOR USD + 1.100%), 06/18/2036[1]	466,159
	Volvo Financial Equipment LLC Series 2019-2
252,264	2.040%, 11/15/2023[1]	254,382
	Westlake Automobile Receivables Trust 2020-2
300,000	1.320%, 07/15/2025[1]	301,870
	Westlake Automobile Receivables Trust 2020-3
128,568	0.560%, 05/15/2024[1]	128,694
	Westlake Automobile Receivables Trust 2021-1
166,706	0.390%, 10/15/2024[1]	166,720
295,000	0.640%, 03/16/2026[1]	294,972
	Westlake Automobile Receivables Trust 2021-2
320,000	0.620%, 07/15/2026[1]	319,075
	World Financial Network Credit Card Master Trust
602,000	2.490%, 04/15/2026	610,445
250,000	2.210%, 07/15/2026	254,078
	World Omni Auto Receivables Trust 2018-A
23,845	2.500%, 04/17/2023	23,899
	World Omni Auto Receivables Trust 2019-C
284,642	1.960%, 12/15/2024	287,203
	TOTAL ASSET BACKED SECURITIES
	(Cost $11,354,221)	11,314,252

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	CORPORATE BONDS – 28.1%

	COMMUNICATION SERVICES – 2.3%
	Diversified Telecommunication Services – 1.6%
	AT&T Inc.
$292,000	1.700%, 03/25/2026	$293,334
545,000	4.350%, 03/01/2029	619,091
	Verizon Communications Inc.
905,000	2.100%, 03/22/2028	907,926
243,000	4.329%, 09/21/2028	277,510
229,000	4.016%, 12/03/2029	256,789
		2,354,650
	Entertainment – 0.4%
	The Walt Disney Co.
301,000	1.750%, 01/13/2026	305,514
180,000	2.000%, 09/01/2029	180,251
		485,765
	Media – 0.3%
	Fox Corp.
389,000	3.050%, 04/07/2025	410,875
	TOTAL COMMUNICATION SERVICES	3,251,290

	CONSUMER DISCRETIONARY – 2.6%
	Automobiles – 2.2%
	American Honda Finance Corp.
218,000	2.000%, 03/24/2028	220,267
	Daimler Finance North America LLC
150,000	1.450%, 03/02/2026[1]	149,371
	General Motors Financial Co, Inc.
1,207,000	1.250%, 01/08/2026	1,184,570
129,000	2.400%, 04/10/2028	128,538
	Hyundai Capital America
250,000	5.875%, 04/07/2025[1]	284,029
122,000	3.500%, 11/02/2026[1]	129,747
	Toyota Motor Credit Corp.
894,000	3.000%, 04/01/2025	946,781
		3,043,303
	Hotels, Restaurants & Leisure – 0.4%
	Booking Holdings Inc.
112,000	3.650%, 03/15/2025	120,522
67,000	3.600%, 06/01/2026	72,924
	McDonald’s Corp.
82,000	3.300%, 07/01/2025	87,609
	Starbucks Corp.
287,000	3.550%, 08/15/2029	316,658
		597,713
	TOTAL CONSUMER DISCRETIONARY	2,456,446

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	CORPORATE BONDS (Continued)

	CONSUMER STAPLES – 1.2%
	Beverages – 0.3%
	The Coca-Cola Co.
$152,000	1.000%, 03/15/2028	$145,570
	PepsiCo, Inc.
243,000	2.625%, 03/19/2027	256,701
		402,271
	Tobacco – 0.9%
	Altria Group, Inc.
360,000	4.800%, 02/14/2029	410,396
	B.A.T. Capital Corp.
254,000	2.259%, 03/25/2028	249,536
257,000	4.906%, 04/02/2030	291,400
	Philip Morris International Inc.
354,000	2.750%, 02/25/2026	372,328
		1,323,660
	TOTAL CONSUMER STAPLES	1,725,931

	ENERGY – 3.1%
	Oil, Gas & Consumable Fuels – 3.1%
	BP Capital Markets America Inc.
115,000	2.750%, 05/10/2023	118,686
175,000	3.017%, 01/16/2027	185,889
191,000	3.543%, 04/06/2027	208,054
244,000	3.937%, 09/21/2028	273,413
	Chevron Corp.
583,000	2.954%, 05/16/2026	621,635
	Equinor ASA
515,000	3.125%, 04/06/2030[2]	556,400
	Exxon Mobil Corp.
619,000	2.992%, 03/19/2025	654,603
	Saudi Arabian Oil Co.
200,000	3.500%, 04/16/2029[1,2]	213,866
	Shell International Finance B.V.
888,000	2.375%, 11/07/2029[2]	912,072
	TransCanada PipeLines Ltd.
590,000	1.000%, 10/12/2024[2]	587,805
	TOTAL ENERGY	4,332,423

	FINANCIALS – 11.2%
	Banks – 8.2%
	Bank of America Corp.
557,000	1.658% (SOFR + 0.910%), 03/11/2027[3]	554,680
865,000	1.734% (SOFR + 0.960%), 07/22/2027[3]	859,718
	Bank of Montreal
170,000	1.850%, 05/01/2025[2]	173,667
	The Bank of Nova Scotia
717,000	1.300%, 06/11/2025[2]	717,016

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	CORPORATE BONDS (Continued)

	FINANCIALS (Continued)
	Banks (Continued)
	Canadian Imperial Bank of Commerce
$415,000	2.250%, 01/28/2025[2]	$427,810
	Citigroup Inc.
628,000	0.981% (SOFR + 0.669%), 05/01/2025[3]	625,399
	Comerica Inc.
128,000	3.700%, 07/31/2023	134,279
	F.N.B. Corp. of Pennsylvania
249,000	2.200%, 02/24/2023	251,932
	Federation des caisses Desjardins du Quebec
220,000	2.050%, 02/10/2025[1,2]	224,659
	Fifth Third Bancorp
536,000	3.650%, 01/25/2024	567,302
	JPMorgan Chase & Co.
783,000	0.969% (SOFR + 0.580%), 06/23/2025[3]	778,769
1,688,000	2.005% (SOFR + 1.585%), 03/13/2026[3]	1,720,894
525,000	1.578% (SOFR + 0.885%), 04/22/2027[3]	520,170
286,000	1.953% (SOFR + 1.065%), 02/04/2032[3]	273,849
	KeyCorp
190,000	2.250%, 04/06/2027	194,569
	PNC Financial Services Group, Inc.
301,000	1.150%, 08/13/2026	298,349
513,000	2.550%, 01/22/2030	530,174
	Royal Bank of Canada
431,000	1.200%, 04/27/2026[2]	425,027
	The Toronto-Dominion Bank
941,000	1.150%, 06/12/2025[2]	937,986
282,000	1.250%, 09/10/2026[2]	276,919
	Truist Financial Corp.
379,000	1.200%, 08/05/2025	378,867
	U.S. Bancorp
404,000	2.400%, 07/30/2024	419,975
135,000	1.450%, 05/12/2025	136,355
		11,428,365
	Capital Markets – 2.5%
	The Charles Schwab Corp.
87,000	2.000%, 03/20/2028	87,826
	The Goldman Sachs Group, Inc.
881,000	3.272% (3 Month LIBOR USD + 1.201%), 09/29/2025[3]	930,100
477,000	1.431% (SOFR + 0.798%), 03/09/2027[3]	469,887
692,000	1.992% (SOFR + 1.090%), 01/27/2032[3]	663,510
	Morgan Stanley
349,000	0.790% (SOFR + 0.525%), 05/30/2025[3]	345,347
1,036,000	1.593% (SOFR + 0.879%), 05/04/2027[3]	1,026,657
		3,523,327

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	CORPORATE BONDS (Continued)

	FINANCIALS (Continued)
	Consumer Finance – 0.4%
	Capital One Financial Corp.
$206,000	2.600%, 05/11/2023	$211,810
279,000	1.878%, 11/02/2027	278,528
		490,338
	Insurance – 0.1%
	American International Group, Inc.
100,000	2.500%, 06/30/2025	103,914
	TOTAL FINANCIALS	15,545,944

	HEALTH CARE – 1.4%
	Biotechnology – 0.3%
	AbbVie Inc.
195,000	3.600%, 05/14/2025	209,137
	Amgen Inc.
197,000	2.450%, 02/21/2030	200,315
		409,452
	Health Care Providers & Services – 0.8%
	CVS Health Corp.
70,000	4.300%, 03/25/2028	79,286
	UnitedHealth Group Inc.
914,000	3.750%, 07/15/2025	997,566
79,000	2.300%, 05/15/2031	79,909
		1,156,761
	Pharmaceuticals – 0.3%
	AstraZeneca PLC
268,000	0.700%, 04/08/2026[2]	260,439
	Merck & Co., Inc.
130,000	2.750%, 02/10/2025	136,495
		396,934
	TOTAL HEALTH CARE	1,963,147

	INDUSTRIALS – 1.3%
	Aerospace & Defense – 0.8%
	The Boeing Co.
192,000	1.167%, 02/04/2023	192,229
830,000	4.875%, 05/01/2025	917,233
		1,109,462
	Air Freight & Logistics – 0.1%
	United Parcel Service, Inc.
152,000	3.900%, 04/01/2025	165,307
	Machinery – 0.0%
	Caterpillar Financial Services Corp.
12,000	2.150%, 11/08/2024	12,437

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	CORPORATE BONDS (Continued)

	INDUSTRIALS (Continued)
	Road & Rail – 0.4%
	CSX Corp.
$150,000	3.800%, 03/01/2028	$166,531
	CSX Transportation, Inc.
323,183	6.251%, 01/15/2023	342,321
		508,852
	TOTAL INDUSTRIALS	1,796,058

	INFORMATION TECHNOLOGY – 2.9%
	Semiconductors & Semiconductor Equipment – 0.6%
	Broadcom Inc.
504,000	3.459%, 09/15/2026	538,248
	Intel Corp.
296,000	3.700%, 07/29/2025	321,615
		859,863
	Software – 0.8%
	Microsoft Corp.
671,000	2.400%, 08/08/2026	704,363
	Oracle Corp.
390,000	2.650%, 07/15/2026	405,542
		1,109,905

	Technology Hardware, Storage & Peripherals – 1.5%
	Apple Inc.
590,000	2.050%, 09/11/2026	607,611
657,000	1.400%, 08/05/2028	640,889
	Hewlett Packard Enterprise Co.
837,000	1.450%, 04/01/2024	846,042
		2,094,542
	TOTAL INFORMATION TECHNOLOGY	4,064,310

	MATERIALS – 0.4%
	Chemicals – 0.4%
	DuPont de Nemours, Inc.
306,000	4.493%, 11/15/2025	340,568
155,000	4.725%, 11/15/2028	181,356
	TOTAL MATERIALS	521,924

	REAL ESTATE – 0.4%
	Equity Real Estate Investment Trusts (REITs) – 0.4%
	Crown Castle International Corp.
504,000	1.050%, 07/15/2026	488,214
	TOTAL REAL ESTATE	488,214

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	CORPORATE BONDS (Continued)
	UTILITIES – 1.3%

	Electric Utilities – 1.1%
	Duke Energy Corp.
$151,000	2.450%, 06/01/2030	$151,059
	Florida Power & Light Co.
99,000	2.850%, 04/01/2025	104,226
	NextEra Energy Capital Holdings, Inc..
576,000	1.900%, 06/15/2028	569,663
	Pacific Gas and Electric Co.
349,000	1.367%, 03/10/2023	347,944
	Virginia Electric and Power Co.
324,000	3.150%, 01/15/2026	346,071
		1,518,963
	Multi-Utilities – 0.2%
	Consolidated Edison Co. of New York, Inc.
327,000	3.350%, 04/01/2030	355,672
	TOTAL UTILITIES	1,874,635
	TOTAL CORPORATE BONDS
	(Cost $39,630,094)	39,204,892

	MORTGAGE BACKED SECURITIES – 33.7%
	COMM 2012-CCRE4 Mortgage Trust
268,361	2.853%, 10/17/2045	272,479
	DBUBS 2017-BRBK Mortgage Trust
300,000	3.452%, 10/12/2034[1]	315,028
	EQUS 2021-EQAZ Mortgage Trust
600,000	0.846% (1 Month LIBOR USD + 0.755%), 10/15/2036[1,4]	597,433
	Fannie Mae Pool
18,357	4.500%, 07/01/2026	19,256
60,684	2.500%, 08/01/2028	63,148
46,125	5.000%, 11/01/2029	51,229
186,209	3.000%, 07/01/2030	196,243
310,633	3.000%, 09/01/2030	328,390
13,842	4.000%, 10/01/2030	14,921
106,747	4.500%, 05/01/2031	116,463
98,883	4.000%, 09/01/2031	107,347
42,058	4.500%, 01/01/2032	45,857
28,086	3.500%, 04/01/2032	30,423
556,784	2.500%, 06/01/2032	579,819
249,810	3.000%, 11/01/2032	264,969
185,871	3.500%, 02/01/2033	198,275
1,246,855	3.500%, 05/01/2033	1,347,904
367,890	3.000%, 05/01/2033	390,521
157,863	3.500%, 12/01/2033	167,444
108,597	4.500%, 05/01/2034	119,216
127,468	4.000%, 06/01/2034	139,626
179,248	3.500%, 08/01/2034	190,655
148,378	3.500%, 12/01/2034	159,348

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Fannie Mae Pool (Continued)
$297,402	3.500%, 02/01/2035	$317,619
197,158	3.000%, 02/01/2035	208,209
66,765	3.500%, 11/01/2035	71,591
142,447	4.000%, 11/01/2035	154,877
271,704	2.500%, 04/01/2037	279,553
91,417	3.000%, 04/01/2037	96,711
157,171	4.000%, 07/01/2037	170,167
142,586	3.500%, 12/01/2037	153,772
147,533	4.000%, 12/01/2037	160,315
102,629	4.000%, 06/01/2038	112,550
5,690	4.000%, 03/01/2039	6,289
50,578	4.500%, 01/01/2040	56,181
59,021	4.500%, 01/01/2040	65,995
774,594	2.500%, 06/01/2040	796,340
14,433	4.500%, 07/01/2040	16,086
392,501	2.000%, 08/01/2040	394,771
4,638	4.000%, 09/01/2040	5,119
106,681	4.000%, 09/01/2040	116,834
24,187	4.500%, 09/01/2040	26,956
450,287	3.000%, 10/01/2040	470,572
299,877	2.000%, 11/01/2040	304,692
14,697	4.500%, 11/01/2040	16,158
39,014	4.500%, 12/01/2040	43,634
7,465	4.000%, 01/01/2041	8,254
70,438	4.000%, 01/01/2041	77,638
191,724	2.000%, 01/01/2041	195,453
37,475	4.000%, 01/01/2041	41,436
417,980	1.500%, 03/01/2041	411,727
99,554	4.500%, 04/01/2041	110,985
25,178	4.500%, 05/01/2041	28,039
537,523	2.500%, 09/01/2041	557,728
553,530	2.500%, 10/01/2041	577,069
11,773	4.000%, 10/01/2041	12,788
24,711	3.000%, 09/01/2042	26,364
168,878	3.000%, 04/01/2043	180,499
145,724	3.500%, 07/01/2043	157,440
53,897	3.500%, 01/01/2044	58,238
44,776	3.500%, 12/01/2045	48,035
226,992	4.500%, 03/01/2046	252,724
142,770	3.000%, 04/01/2046	150,562
194,276	2.500%, 05/01/2046	200,269
136,460	3.500%, 06/01/2046	145,942
170,941	3.000%, 06/01/2046	182,188
86,070	3.000%, 10/01/2046	90,977
7,901	3.000%, 11/01/2046	8,329
226,081	3.000%, 02/01/2047	238,875
330,605	2.500%, 12/01/2047	340,802
68,876	3.500%, 03/01/2048	73,152

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Fannie Mae Pool (Continued)
$140,804	3.000%, 04/01/2048	$148,051
246,409	2.500%, 04/01/2048	254,441
455,639	3.500%, 08/01/2048	490,545
15,092	4.500%, 11/01/2048	16,307
139,052	3.500%, 11/01/2048	147,025
169,583	3.000%, 12/01/2048	178,820
57,695	3.000%, 02/01/2049	60,593
27,632	3.500%, 02/01/2049	29,213
753,346	2.500%, 07/01/2049	777,874
795,331	3.500%, 09/01/2049	826,330
132,049	3.000%, 12/01/2049	138,730
509,938	2.500%, 04/01/2050	521,137
366,302	2.500%, 05/01/2050	374,304
488,548	3.000%, 07/01/2050	512,261
178,553	3.500%, 08/01/2050	194,966
586,866	2.500%, 09/01/2050	609,052
152,577	2.500%, 10/01/2050	158,418
386,146	2.000%, 03/01/2051	389,807
1,601,596	2.500%, 07/01/2051	1,651,461
909,020	2.500%, 08/01/2051	936,039
2,097,932	2.500%, 10/01/2051	2,156,829
555,000	2.500%, 10/01/2051	570,832
	Fannie Mae REMICS
2,694	7.000%, 11/25/2022	2,761
32,270	5.500%, 01/25/2026	34,102
135,139	4.000%, 04/25/2033	147,686
225,000	4.000%, 09/25/2033	238,974
5,296	5.000%, 08/25/2035	5,959
16,061	4.500%, 02/25/2038	16,304
1,132	3.000%, 01/25/2040	1,138
29,272	3.000%, 07/25/2041	29,583
2,999	2.000%, 07/25/2041	3,029
52,467	2.000%, 12/25/2041	53,404
158,390	3.500%, 02/25/2043	164,933
128,620	2.000%, 02/25/2043	131,313
16,216	3.500%, 08/25/2043	16,710
162,381	2.000%, 10/25/2044	164,299
85,269	2.000%, 10/25/2044	86,513
50,246	3.000%, 04/25/2045	52,683
31,951	3.500%, 08/25/2045	32,268
108,697	2.500%, 01/25/2048	111,629
127,031	3.500%, 09/25/2048	137,670
856,540	2.000%, 04/25/2049	861,943
94,237	3.000%, 07/25/2049	97,486
13,773	3.500%, 06/25/2053	14,704
	Fannie Mae Trust 2003-W8
17,661	0.439% (1 Month LIBOR USD + 0.350%), 05/25/2042	17,797

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Fannie Mae-Aces
$114,042	3.485%, 01/25/2024[5]	$119,564
	Freddie Mac Gold Pool
5,893	6.000%, 01/01/2024	6,109
18,969	4.500%, 12/01/2024	19,818
45,671	4.500%, 10/01/2028	48,480
160,565	3.000%, 10/01/2028	168,966
287,701	3.000%, 07/01/2030	304,745
92,095	4.500%, 05/01/2031	100,501
7,948	4.000%, 09/01/2031	8,629
61,003	3.500%, 05/01/2032	65,431
294,722	3.500%, 08/01/2032	314,549
142,035	3.000%, 11/01/2032	151,252
56,538	3.500%, 06/01/2033	60,751
145,552	4.000%, 11/01/2033	159,494
19,862	3.500%, 07/01/2036	20,991
179,829	3.500%, 08/01/2036	193,152
30,627	4.500%, 12/01/2039	34,254
30,956	4.000%, 01/01/2041	34,121
51,768	3.000%, 11/01/2042	55,140
122,788	3.500%, 12/01/2042	133,333
435,936	3.000%, 12/01/2046	459,430
329,786	3.000%, 12/01/2046	348,683
84,008	3.000%, 01/01/2047	89,205
	Freddie Mac Multifamily Structured Pass Through Certificates
40,316	0.420% (1 Month LIBOR USD + 0.340%), 07/25/2024	40,392
19,360	2.775%, 01/25/2046[5]	19,360
	Freddie Mac Pool
201,128	3.000%, 09/01/2029	212,415
299,234	3.500%, 07/01/2030	320,358
32,941	2.000%, 12/01/2030	33,839
141,586	2.500%, 11/01/2031	147,571
416,753	3.000%, 02/01/2032	437,796
63,277	3.000%, 10/01/2032	67,482
365,053	3.000%, 12/01/2032	384,655
109,561	3.500%, 11/01/2034	117,149
404,586	3.000%, 07/01/2038	430,943
541,435	2.500%, 10/01/2046	559,335
48,492	3.500%, 01/01/2048	51,535
311,096	2.500%, 11/01/2050	319,951
372,763	2.000%, 02/01/2051	373,091
565,142	2.500%, 03/01/2051	584,389
	Freddie Mac REMICS
32,261	4.500%, 09/15/2025	34,025
177,871	3.500%, 08/15/2027	185,198
29,803	3.000%, 11/15/2032	30,908
46,871	3.000%, 11/15/2032	47,193
15,987	3.000%, 09/15/2037	16,158
262,504	3.000%, 08/15/2040	269,927

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Freddie Mac REMICS (Continued)
$59	2.750%, 04/15/2041	$59
208,928	2.000%, 09/15/2041	212,656
22,892	2.000%, 12/15/2041	23,251
578,564	2.000%, 11/15/2042	589,438
113,135	3.000%, 05/15/2043	116,208
53,847	3.000%, 11/15/2043	55,872
130,545	2.000%, 03/25/2044	132,680
295,877	3.000%, 08/15/2044	305,042
34,767	4.000%, 07/15/2045	35,101
186,236	1.000%, 04/25/2049	184,813
69,132	1.000%, 01/25/2050	66,492
294,748	3.250%, 04/15/2053	308,144
72,088	3.000%, 01/15/2055	74,627
	Freddie Mac STACR REMIC Trust 2021-DNA3
120,000	0.799% (SOFR30A + 0.750%), 10/25/2033[1]	120,119
	Freddie Mac Structured Agency Credit Risk Debt Notes
107,144	0.849% (SOFR30A + 0.800%), 08/25/2033[1]	107,242
	Freddie Mac Structured Pass-Through Certificates
138,930	1.487% (12 Month US Treasury Average + 1.400%), 07/25/2044	143,187
20,940	1.287% (12 Month US Treasury Average + 1.200%), 10/25/2044	21,491
	GNMA REMIC TRUST 2021-154
1,992,991	1.750%, 09/20/2051	1,998,179
	Government National Mortgage Association
735	5.000%, 12/20/2027	769
71,889	5.500%, 09/20/2033	78,674
2,792	3.000%, 10/20/2039	2,801
171,529	2.750%, 06/20/2042	176,743
209,000	3.000%, 01/20/2043	225,643
163,231	2.200%, 11/16/2043	165,286
17,734	2.250%, 09/16/2044	17,940
46,665	2.000%, 03/20/2045	47,362
26,029	2.500%, 10/20/2045	26,449
35,002	2.500%, 09/20/2046	35,814
623,406	2.000%, 03/20/2050	631,262
206,330	1.000%, 08/20/2050	203,804
248,861	1.250%, 05/20/2051	245,117
59,095	2.700%, 12/16/2054[5]	59,791
	GS Mortgage Securities Corp Trust 2021-RENT
300,000	0.786% (1 Month LIBOR USD + 0.700%), 11/21/2035[1]	300,173
	GS Mortgage Securities Corp Trust 2021-ROSS
310,000	1.241% (1 Month LIBOR USD + 1.150%), 06/16/2036[1]	310,837
	Industrial Logistics Properties Trust
145,000	4.145%, 02/13/2041[1]	162,433
	JP Morgan Chase Commercial Mortgage Securities Trust 2016-JP2
124,000	2.822%, 08/17/2049	130,154
	Morgan Stanley Capital I Trust 2015-UBS8
168,000	3.809%, 12/17/2048	181,219
	Morgan Stanley Capital I Trust 2016-UBS12
413,000	3.596%, 12/17/2049	448,664

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Morgan Stanley Capital I Trust 2016-UBS9
$337,000	3.594%, 03/17/2049	$361,505
	RLGH Trust 2021-TROT
430,000	0.891% (1 Month LIBOR USD + 0.800%), 04/15/2036[1]	430,692
	Seasoned Credit Risk Transfer Trust
102,829	2.000%, 11/25/2060	103,946
	UBS Commercial Mortgage Trust
334,000	2.921%, 10/18/2052	351,640
	UBS-Barclays Commercial Mortgage Trust 2012-C4
26,217	2.533%, 12/12/2045	26,373
	UBS-Barclays Commercial Mortgage Trust 2013-C5
187,125	2.687%, 03/12/2046	189,629
	UBS-Barclays Commercial Mortgage Trust 2013-C6
656,000	3.244%, 04/12/2046	673,190
	VNDO 2012-6AVE Mortgage Trust
300,000	2.996%, 11/15/2030[1]	305,757
	Wells Fargo Commercial Mortgage Trust 2016-C35
160,000	2.931%, 07/17/2048	167,934
	Wells Fargo Commercial Mortgage Trust 2016-NXS6
437,000	2.918%, 11/18/2049	460,662
	Wells Fargo Commercial Mortgage Trust 2017-RB1
351,000	3.635%, 03/15/2050	383,565
	Wells Fargo Commercial Mortgage Trust 2021-SAVE
222,710	1.240% (1 Month LIBOR USD + 1.150%), 02/15/2040[1]	223,506
	WFRBS Commercial Mortgage Trust 2013-C12
214,639	3.198%, 03/17/2048	220,064
	TOTAL MORTGAGE BACKED SECURITIES
	(Cost $47,076,371)	46,926,688

	U.S. GOVERNMENT AGENCY ISSUE – 4.6%
	Federal Home Loan Banks
2,020,000	1.000%, 11/08/2024	2,019,934
500,000	1.100%, 11/15/2024	500,003
1,135,000	1.050%, 11/15/2024	1,134,830
550,875	1.000%, 03/23/2026	547,870
100,000	0.500%, 08/26/2027	99,283
	Ginnie Mae I Pool
1,680	4.500%, 04/15/2023	1,753
99,068	4.000%, 11/15/2024	104,602
319,154	3.020%, 09/15/2041	337,152
402,845	3.000%, 08/15/2045	425,024
	Ginnie Mae II Pool
140,283	3.500%, 04/20/2027	149,133
48,995	3.500%, 07/20/2027	52,091
911,178	3.500%, 12/20/2034	971,810
98,417	5.000%, 07/20/2048	106,797
	TOTAL U.S. GOVERNMENT AGENCY ISSUE
	(Cost $6,431,022)	6,450,282

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	U.S. GOVERNMENT NOTES/BONDS – 20.5%
	United States Treasury Inflation Indexed Bonds
$923,883	0.625%, 01/15/2024	$989,255
971,047	0.750%, 07/15/2028	1,117,266
	United States Treasury Note/Bond
1,828,000	0.375%, 09/15/2024	1,809,649
2,968,000	0.250%, 10/31/2025	2,876,061
1,618,000	0.750%, 08/31/2026	1,585,703
1,934,000	0.875%, 09/30/2026	1,905,972
5,242,000	0.500%, 08/31/2027	4,998,636
6,929,000	1.125%, 08/31/2028	6,779,593
647,000	2.375%, 05/15/2029	688,537
1,482,000	0.625%, 08/15/2030	1,373,716
4,531,000	1.250%, 08/15/2031	4,403,566
	TOTAL U.S. GOVERNMENT NOTES/BONDS
	(Cost $28,922,644)	28,527,954

	FOREIGN GOVERNMENT AGENCY ISSUE – 0.2%
	Province of Ontario Canada
235,000	1.050%, 04/14/2026[2]	233,535
	TOTAL FOREIGN GOVERNMENT AGENCY ISSUE
	(Cost $236,167)	233,535

	FOREIGN GOVERNMENT BOND – 0.3%
	Mexico Government International Bond
422,000	3.250%, 04/16/2030[2]	432,111
	TOTAL FOREIGN GOVERNMENT BOND
	(Cost $435,505)	432,111

	CERTIFICATES OF DEPOSIT – 3.9%
	BMW Bank of North America
750,000	0.650%, 9/10/2024	748,952
29,000	1.450%, 4/14/2023	29,484
	Capital One NA
240,000	2.650%, 5/30/2024	252,466
	Goldman Sachs Bank USA/New York NY
865,000	1.000%, 2/11/2026	867,231
245,000	0.650%, 9/9/2024	244,663
105,000	0.650%, 9/16/2024	104,839
	HSBC Bank USA NA
225,000	0.125%, 11/15/2022[3]	223,989
55,000	1.300%, 5/7/2025	55,358
	JPMorgan Chase Bank NA
72,000	0.232%, 12/4/2023	71,020
105,000	0.120%, 12/17/2025[5]	102,090
100,000	0.121%, 11/29/2024[3]	98,605
298,000	3.500%, 11/15/2029[3]	297,769
	Morgan Stanley Private Bank NA
78,000	3.550%, 11/24/2023	82,920

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	CERTIFICATES OF DEPOSIT (Continued)
	Sallie Mae Bank
$679,000	0.550%, 7/15/2024	$677,034
243,000	0.400%, 8/11/2023	242,987
	Toyota Financial Savings Bank
682,000	0.600%, 8/12/2024	680,527
	UBS Bank USA,
268,000	0.650%, 9/9/2024	267,631
	Wells Fargo Bank NA
376,000	3.500%, 11/9/2023	399,364
	TOTAL CERTIFICATES OF DEPOSIT
	(Cost $5,446,409)	5,446,929

	SHORT-TERM INVESTMENT – 2.3%
3,171,809	First American Treasury Obligations Fund – Class X, 0.01%[6]	3,171,809
	TOTAL SHORT-TERM INVESTMENT
	(Cost $3,171,809)	3,171,809
	TOTAL INVESTMENTS – 101.7%
	(Cost $142,704,242)	141,708,452
	Liabilities in Excess of Other Assets – (1.7)%	(2,417,041)
	TOTAL NET ASSETS – 100.0%	$139,291,411

PLC – Public Limited Company
LIBOR – London Inter-bank Offered Rate
SOFR – Secured Overnight Financing Rate

[1]
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At October 31, 2021, the value of these securities total $10,036,142, which represents 7.21% of total net assets.

[2]	Foreign security denominated in U.S. Dollars.
[3]	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of October 31, 2021.
[4]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.43% of Net Assets. The total value of these securities is $597,433.
[5]	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of October 31, 2021.
[6]	The rate is the annualized seven-day yield at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
SUMMARY OF INVESTMENTS
As of October 31, 2021

Percent of Total
Security Type/Sector	Net Assets
Asset Backed Securities	8.1%
Corporate Bonds
Financials	11.2%
Energy	3.1%
Information Technology	2.9%
Consumer Discretionary	2.6%
Communication Services	2.3%
Health Care	1.4%
Industrials	1.3%
Utilities	1.3%
Consumer Staples	1.2%
Materials	0.4%
Real Estate	0.4%
Total Corporate Bonds	28.1%
Mortgage Backed Securities	33.7%
U.S. Government Agency Issue	4.6%
U.S. Government Notes/Bonds	20.5%
Foreign Government Agency Issue	0.2%
Foreign Government Bond	0.3%
Certificates of Deposit	3.9%
Short-Term Investment	2.3%
Total Investments	101.7%
Liabilities in Excess of Other Assets	(1.7)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 202

Number
of Shares		Value
	COMMON STOCKS – 9.7%

	CONSUMER DISCRETIONARY – 0.5%
	Hotels, Restaurants & Leisure – 0.5%
4,019	Starbucks Corp.	$426,295
	TOTAL CONSUMER DISCRETIONARY	426,295

	CONSUMER STAPLES – 1.2%
	Beverages – 0.8%
10,453	The Coca-Cola Co.	589,236
	Food & Staples Retailing – 0.4%
4,370	Sysco Corp.	336,053
	TOTAL CONSUMER STAPLES	925,289

	ENERGY – 1.3%
	Oil, Gas & Consumable Fuels – 1.3%
7,276	Chevron Corp.	833,029
3,039	Valero Energy Corp.	235,006
	TOTAL ENERGY	1,068,035

	FINANCIALS – 0.5%
	Capital Markets – 0.5%
434	BlackRock, Inc.	409,462
	TOTAL FINANCIALS	409,462

	HEALTH CARE – 1.3%
	Biotechnology – 0.5%
3,273	AbbVie Inc.	375,315
	Health Care Equipment & Supplies – 0.4%
3,565	Baxter International Inc.	281,492
	Pharmaceuticals – 0.4%
7,652	Pfizer Inc.	334,699
	TOTAL HEALTH CARE	991,506

	INDUSTRIALS – 2.6%
	Building Products – 0.6%
6,941	Johnson Controls International plc[1]	509,261
	Commercial Services & Supplies – 0.5%
2,213	Waste Management, Inc.	354,589
	Electrical Equipment – 1.0%
2,625	Eaton Corp. PLC[1]	432,495
1,125	Rockwell Automation, Inc.	359,325
		791,820
	Machinery – 0.5%
1,777	Illinois Tool Works Inc.	404,925
	TOTAL INDUSTRIALS	2,060,595

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Number
of Shares		Value
	COMMON STOCKS (Continued)

	INFORMATION TECHNOLOGY – 1.8%
	Communications Equipment – 0.3%
937	Motorola Solutions, Inc.	$232,929
	IT Services – 0.8%
5,195	Paychex, Inc.	640,440
	Semiconductors & Semiconductor Equipment – 0.7%
1,078	Broadcom Inc.	573,140
	TOTAL INFORMATION TECHNOLOGY	1,446,509

	MATERIALS – 0.5%
	Metals & Mining – 0.5%
10,606	Barrick Gold Corp.[1]	194,832
3,499	Newmont Corp.	188,946
	TOTAL MATERIALS	383,778
	TOTAL COMMON STOCKS
	(Cost $7,198,866)	7,711,469

	PREFERRED STOCKS – 5.6%
	COMMUNICATION SERVICES – 1.0%
	Diversified Telecommunication Services – 1.0%
	AT&T Inc.
29,100	4.750%, Perpetual	757,764
	TOTAL COMMUNICATION SERVICES	757,764

	CONSUMER STAPLES – 0.1%
	Food Products – 0.1%
	CHS Inc.
2,000	7.500%, Perpetual	57,980
1,000	7.100% (3 Month LIBOR USD + 4.298%), Perpetual[2]	27,860
	TOTAL CONSUMER STAPLES	85,840

	FINANCIALS – 4.5%
	Capital Markets – 2.1%
	AMG
2,000	5.875%, Perpetual	55,120
	The Goldman Sachs Group, Inc.
37,900	0.000% (3 Month LIBOR USD + 0.670%), Perpetual	956,975
	Morgan Stanley
25,000	4.875%, Perpetual	672,500
		1,684,595
	Insurance – 2.4%
	American Financial Group, Inc.
22,795	5.625%, Perpetual	659,003
	American International Group, Inc.
23,000	5.850%, Perpetual	626,520

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Number
of Shares		Value
	PREFERRED STOCKS (Continued)

	FINANCIALS (Continued)
	Insurance (Continued)
	MetLife, Inc.
23,000	4.750%, Perpetual	$617,320
		1,902,843
	TOTAL FINANCIALS	3,587,438
	TOTAL PREFERRED STOCKS
	(Cost $3,711,532)	4,431,042

	PURCHASED OPTION – 1.1%
300	S&P500 EMINI FUT Dec21, Expiration Date: December 2021, Exercise Price $4,660.00	843,750
	TOTAL PURCHASED OPTION
	(Cost $624,196)	843,750

	REAL ESTATE INVESTMENT TRUSTS (REITS) – 6.0%
31,035	AGNC Investment Corp.	494,077
49,727	Chimera Investment Corp.	776,239
2,270	Crown Castle International Corp.	409,281
5,115	Life Storage, Inc.	684,438
33,957	New Residential Investment Corp.	385,752
5,322	Prologis, Inc.	771,477
3,125	Simon Property Group, Inc.	458,062
29,983	Starwood Property Trust, Inc.	763,667
	TOTAL REITS
	(Cost $3,360,588)	4,742,993

Principal
Amount
	ASSET BACKED SECURITIES – 2.3%
	Aligned Data Centers Issuer LLC
$600,000	1.937%, 08/15/2046[3]	597,790
	Citigroup Mortgage Loan Trust 2006-HE1
69,908	0.449% (1 Month LIBOR USD + 0.540%), 01/25/2036	69,954
	Foundation Finance Trust 2017-1
222,314	3.300%, 07/15/2033[3]	224,763
	OASIS 2020-2 LLC
236,951	4.262%, 05/15/2032[3]	238,472
	Park Place Securities Inc Asset-Backed Pass-Through Ctfs Ser 2005-WHQ2
55,518	0.549% (1 Month LIBOR USD + 0.690%), 05/25/2035	55,604
	Vantage Data Centers LLC
655,000	2.165%, 10/15/2046[3,4]	655,358
	TOTAL ASSET BACKED SECURITIES
	(Cost $1,840,486)	1,841,941

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	CORPORATE BONDS – 60.7%

	COMMUNICATION SERVICES – 3.1%
	Diversified Telecommunication Services – 1.6%
	T-Mobile USA, Inc.
$1,200,000	3.500%, 04/15/2031[3]	$1,243,506
	Entertainment – 0.7%
	Netflix Inc.
500,000	4.875%, 06/15/2030[3]	588,135
	Wireless Telecommunication Services – 0.8%
	Vodafone Group PLC
515,000	7.000% (5 Year Swap Rate USD + 4.873%), 04/04/2079[1,5]	623,104
	TOTAL COMMUNICATION SERVICES	2,454,745

	CONSUMER DISCRETIONARY – 4.2%
	Automobiles – 2.6%
	Ford Motor Co.
500,000	9.625%, 04/22/2030	720,940
	Ford Motor Credit Co. LLC
500,000	3.625%, 06/17/2031	506,250
	General Motors Financial Co., Inc.
750,000	5.700% (5 Year CMT Rate + 4.997%), 09/30/2169[5]	867,187
		2,094,377
	Leisure Products – 1.6%
	Mattel, Inc.
1,250,000	3.750%, 04/01/2029[3]	1,300,063
	TOTAL CONSUMER DISCRETIONARY	3,394,440

	CONSUMER STAPLES – 1.7%
	Food Products – 1.7%
	Kraft Heinz Food Co.
1,200,000	4.250%, 03/01/2031	1,356,112
	TOTAL CONSUMER STAPLES	1,356,112

	ENERGY – 5.8%
	Oil, Gas & Consumable Fuels – 5.8%
	Cheniere Energy, Inc.
360,000	4.625%, 10/15/2028	377,982
	Enbridge Inc.
800,000	5.750% (5 Year CMT Rate + 5.314%), 07/15/2080[1,5]	901,200
	Energy Transfer LP
900,000	6.625% (3 Month LIBOR USD + 4.155%), 08/15/2028[5]	875,250
	Occidental Petroleum Corp.
600,000	6.125%, 01/01/2031	719,250
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.
500,000	4.000%, 01/15/2032[3]	516,610
	Transcanada Trust
700,000	5.500% (SOFR + 4.416%), 09/15/2079[1,5]	765,625
	Western Midstream Operating, LP
400,000	5.300%, 02/01/2030	439,000
	TOTAL ENERGY	4,594,917

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	CORPORATE BONDS (Continued)

	FINANCIALS – 28.8%
	Banks – 20.6%
	Australia and New Zealand Banking Group Ltd.
$750,000	6.750% (5 Year Mid Swap Rate USD + 5.168%), 12/29/2049[1,3,5]	$863,209
	Banco Bilbao Vizcaya Argentaria, S.A.
600,000	6.500% (5 Year CMT Rate + 5.192%), 06/05/2025[1,5]	645,000
	Banco Santander S.A.
600,000	4.750% (5 Year CMT Rate + 3.753%), 08/12/2169[1,5]	604,602
	Bank of America Corp.
550,000	6.500% (3 Month LIBOR USD + 4.174%), 04/23/2025[5]	609,125
	Barclays PLC
700,000	4.375% (5 Year CMT Rate + 3.410%), 12/15/2154[1,5]	690,410
	BNP Paribas SA
700,000	7.375% (5 Year Swap Rate USD + 5.150%), 12/29/2049[1,3,5]	803,736
	Citigroup Inc.
1,000,000	4.000% (5 Year CMT Rate + 3.597%), 06/10/2169[5]	1,023,750
	Credit Agricole S.A.
650,000	7.875% (5 Year Swap Rate USD + 4.898%), 01/29/2049[1,3,5]	720,346
	Fifth Third Bancorp
1,000,000	4.500% (5 Year CMT Rate + 4.215%), 12/30/2025[5]	1,078,750
	Huntington Bancshares Inc.
700,000	4.450% (H15T7Y + 4.045%), 03/15/2168[5]	749,875
500,000	5.625% (10 Year CMT Rate + 4.945%), 01/15/2169[5]	581,875
	ILFC E-Capital Trust I
840,000	3.460% (N/A + 1.550%), 12/21/2065[3,5]	689,518
	JPMorgan Chase & Co.
800,000	6.750% (3 Month LIBOR USD + 3.780%), 01/29/2050[5]	874,932
	Lloyds Banking Group plc
700,000	6.750% (5 Year CMT Rate + 4.815%), 12/27/2166[1,5]	800,510
	M&T Bank Corp.
325,000	6.450% (3 Month LIBOR USD + 3.610%), 12/29/2049[5]	351,609
	NatWest Group plc
700,000	6.000% (5 Year CMT Rate + 5.625%), 09/29/2166[1,5]	775,551
	Regions Financial Corp.
500,000	5.750% (5 Year CMT Rate + 5.430%), 12/15/2165[5]	553,125
	Skandinaviska Enskilda Banken AB
800,000	5.125% (5 Year CMT Rate + 3.463%), 11/13/2025[1,5]	849,486
	Societe Generale SA
700,000	4.750% (5 Year CMT Rate + 3.931%), 11/26/2166[1,3,5]	718,795
	SVB Financial Group
500,000	4.000% (5 Year CMT Rate + 3.202%), 11/15/2169[5]	501,875
	Truist Financial Corp.
1,000,000	5.100% (10 Year CMT Rate + 4.349%), 03/01/2061[5]	1,121,300
	Westpac Banking Corp.
750,000	5.000% (5 Year Mid Swap Rate USD + 2.888%), 09/21/2162[1,5]	787,341
		16,394,720

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	CORPORATE BONDS (Continued)

	FINANCIALS (Continued)
	Capital Markets – 5.3%
	The Bank of New York Mellon Corp.
$760,000	3.542% (3 Month LIBOR USD + 3.420%), 12/29/2049[5]	$762,850
600,000	4.700% (5 Year CMT Rate + 4.358%), 03/20/2169[5]	654,420
	The Charles Schwab Corp.
500,000	5.375% (5 Year CMT Rate + 4.971%), 05/01/2025[5]	551,200
240,000	7.000% (3 Month LIBOR USD + 4.820%), 02/28/2049[5]	243,000
	Deutsche Bank AG
600,000	4.789% (5 Year Swap Rate USD + 4.358%), 04/30/2165[1,5]	602,754
	The Goldman Sachs Group, Inc.
125,000	5.300% (3 Month LIBOR USD + 3.834%), 12/29/2049[5]	137,188
	Northern Trust Corp.
250,000	4.600% (3 Month LIBOR USD + 3.202%), 04/01/2027[5]	271,767
	State Street Corp.
250,000	3.713% (3 Month LIBOR USD + 3.597%), 12/29/2049[5]	250,484
	UBS Group AG
700,000	5.125% (5 Year CMT Rate + 4.855%), 07/29/2170[1,5]	755,395
		4,229,058
	Consumer Finance – 0.7%
	Ally Financial Inc.
500,000	4.700% (H15T7Y + 3.481%), 11/15/2169[5]	510,000
	Insurance – 2.2%
	Assurant, Inc.
700,000	7.000% (3 Month LIBOR USD + 4.135%), 03/27/2048[5]	817,159
	MetLife, Inc.
400,000	3.850% (5 Year CMT Rate + 3.576%), 03/15/2026[5]	416,000
	PartnerRe Finance B LLC
500,000	4.500% (5 Year CMT Rate + 3.815%), 10/01/2050[5]	534,220
		1,767,379
	TOTAL FINANCIALS	22,901,157

	HEALTH CARE – 3.0%
	Biotechnology – 1.3%
	Perrigo Finance Unlimited Co.
1,000,000	3.150%, 06/15/2030[1]	1,008,976
	Health Care Providers & Services – 1.7%
	Centene Corp.
1,400,000	2.500%, 03/01/2031	1,366,778
	TOTAL HEALTH CARE	2,375,754

	INDUSTRIALS – 6.2%
	Aerospace & Defense – 1.5%
	The Boeing Co.
1,000,000	5.150%, 05/01/2030	1,167,217

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	CORPORATE BONDS (Continued)

	INDUSTRIALS (Continued)
	Airlines – 2.9%
	American Airlines, Inc. / AAdvantage Loyalty IP Ltd.
$700,000	5.750%, 04/20/2029[1,3]	$754,250
	Delta Air Lines, Inc.
600,000	4.500%, 10/20/2025[1,3]	640,321
125,000	4.375%, 04/19/2028	133,405
	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd.
700,000	6.500%, 06/20/2027[3]	762,727
		2,290,703
	Industrial Conglomerates – 1.9%
	General Electric Co.
1,500,000	3.446% (3 Month LIBOR USD + 3.330%), 09/15/2169[5]	1,465,938
	TOTAL INDUSTRIALS	4,923,858

	MATERIALS – 3.7%
	Metals & Mining – 3.7%
	Alcoa Nederland Holding B.V.
700,000	6.125%, 05/15/2028[1,3]	751,310
	Freeport-McMoRan Inc.
1,300,000	4.625%, 08/01/2030	1,407,250
	Teck Resources Ltd.
700,000	3.900%, 07/15/2030[1]	759,978
	TOTAL MATERIALS	2,918,538

	UTILITIES – 4.2%
	Electric Utilities – 2.4%
	Duke Energy Corp.
1,000,000	4.875% (5 Year CMT Rate + 3.388%), 03/16/2025[5]	1,064,000
	Emera Inc.
750,000	6.750% (3 Month LIBOR USD + 5.440%), 06/15/2076[1,5]	883,223
		1,947,223
	Multi-Utilities – 1.8%
	CMS Energy Corp.
700,000	3.750% (5 Year CMT Rate + 2.900%), 12/01/2050[5]	700,000
	Dominion Energy, Inc.
650,000	5.750% (3 Month LIBOR USD + 3.057%), 10/01/2054[5]	709,787
		1,409,787
	TOTAL UTILITIES	3,357,010
	TOTAL CORPORATE BONDS
	(Cost $46,708,442)	48,276,531

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Principal
Amount		Value
	FOREIGN GOVERNMENT NOTES/BONDS – 1.8%
	Indonesia Treasury Bond
$11,000,000,000	6.500%, 02/15/2031[1]	$795,835
	Mexican Bonos
120,000	8.500%, 05/31/2029[1]	618,184
	TOTAL FOREIGN GOVERNMENT NOTES/BONDS
	(Cost $1,369,254)	1,414,019

	MORTGAGE BACKED SECURITIES – 7.9%
	Fannie Mae-Aces
8,993,637	0.664%, 05/25/2022[2]	370
3,860,000	1.381%, 08/25/2028[2]	318,085
3,627,276	1.273%, 03/26/2029[2]	295,155
	Freddie Mac Multiclass Certificates Series 2015-P001
3,025,000	1.826%, 10/27/2028[2]	316,584
	Freddie Mac Multifamily Structured Pass Through Certificates
137,698	2.197%, 11/25/2023	140,679
10,925,256	0.969%, 01/25/2026[2]	367,463
2,700,000	1.799%, 04/25/2030[2]	373,939
2,074,000	1.868%, 04/25/2030[2]	298,672
3,332,000	1.600%, 08/25/2030[2]	424,735
8,200,000	1.721%, 09/25/2041[2]	237,962
1,835,000	3.176%, 04/25/2048[2]	427,195
2,035,000	2.631%, 01/25/2049[2]	405,517
1,715,000	2.620%, 02/25/2049[2]	345,416
	FREMF 2016-K55 Mortgage Trust
400,000	4.163%, 04/25/2049[2,3]	425,326
	FREMF 2016-K59 Mortgage Trust
64,089,171	0.100%, 11/25/2049[3]	251,499
	Government National Mortgage Association
3,340,642	0.870%, 12/16/2056[2]	177,449
4,905,749	1.269%, 09/16/2060[2]	476,610
1,583,390	0.911%, 11/16/2060[2]	132,326
5,420,734	0.997%, 05/16/2063[2]	469,810
4,251,230	0.989%, 05/16/2063[2]	368,613
	TOTAL MORTGAGE BACKED SECURITIES
	(Cost $5,883,667)	6,253,405

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF INVESTMENTS – Continued
As of October 31, 2021

Number of
Shares		Value
	SHORT-TERM INVESTMENT – 4.7%
3,752,009	First American Treasury Obligations Fund – Class X, 0.01%[6]	$3,752,009
	TOTAL SHORT-TERM INVESTMENT
	(Cost $3,752,009)	3,752,009
	TOTAL INVESTMENTS – 99.8%
	(Cost $74,449,040)	79,267,159
	Other Assets in Excess of Liabilities – 0.2%	193,003
	TOTAL NET ASSETS – 100.0%	$79,460,162

CMT – Constant Maturity Rate
LIBOR – London Inter-bank Offered Rate
PLC – Public Limited Company
SOFR – Secured Overnight Financing Rate

[1]	Foreign security denominated in U.S. Dollars.
[2]	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of October 31, 2021.
[3]
Security as defined in Rule 144A under the Securities Act of 1933 and classified as liquid under the Fund’s liquidity risk management program. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At October 31, 2021, the value of these securities total $12,745,734 which represents 16.04% of total net assets.

[4]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.82% of Net Assets. The total value of these securities is $655,358.
[5]	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of October 31, 2021.
[6]	The rate is the annualized seven-day yield at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF OPTIONS WRITTEN
As of October 31, 2021

Contracts		Notional Amount	Value
	CALL OPTIONS
	Barrick Gold Corp.
106	Expiration: January 2022, Exercise Price: $20.00	$194,722	$4,717
	BlackRock, Inc.
4	Expiration: December 2021, Exercise Price: $980.00	377,384	4,700
	Crown Castle International Corp.
22	Expiration: January 2022, Exercise Price: $195.00	396,660	3,465
	Newmont Corp.
34	Expiration: January 2022, Exercise Price: $62.50	183,600	1,870
	Paychex, Inc.
29	Expiration: December 2021, Exercise Price: $120.00	357,512	15,370
	Prologis, Inc.
53	Expiration: January 2022, Exercise Price: $150.00	768,288	17,490
	Valero Energy Corp.
30	Expiration: January 2022, Exercise Price: $95.00	231,990	1,635
	Waste Management, Inc.
22	Expiration: January 2022, Exercise Price: $170.00	352,506	3,850
			53,097
	TOTAL WRITTEN OPTIONS
	(Premium received $34,349)		$53,097

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SCHEDULE OF OPEN FUTURES CONTRACTS
As of October 31, 2021

	Number of
	Contracts		Current	Value At	Value
	Purchased	Settlement	Notional	Trade	Unrealized	Unrealized
Description	(Sold)	Month-Year	Amount	Date	Appreciation	(Depreciation)
Purchase Contracts:
US Ultra Bond Cbt	6	Dec-21	$1,178,437	$1,179,203	$—	$(766)
Total Purchase Contracts			$1,178,437	$1,179,203	$—	$(766)
Sale Contracts:
S&P500 Emini Future	(109)	Dec-21	$25,053,650	$24,643,279	$—	$(410,371)
US 5Yr Note (Cbt)	(48)	Dec-21	5,844,000	5,918,930	74,930	—
US 10Yr Ultra Future	(5)	Dec-21	725,156	737,278	12,122	—
Total Sale Contracts			$31,622,806	$31,299,487	$87,052	$(410,371)
Total Futures Contracts			$(30,444,369)	$(30,120,284)	$87,052	$(411,137)
Net Unrealized Depreciation						$(324,085)

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2021

Percent of Total
Security Type/Sector	Net Assets
Common Stocks
Industrials	2.6%
Information Technology	1.8%
Energy	1.3%
Health Care	1.3%
Consumer Staples	1.2%
Consumer Discretionary	0.5%
Financials	0.5%
Materials	0.5%
Total Common Stocks	9.7%
Preferred Stocks
Financials	4.5%
Communication Services	1.0%
Consumer Staples	0.1%
Total Preferred Stocks	5.6%
Purchased Call Option	1.1%
REITs	6.0%
Asset Backed Securities	2.3%
Corporate Bonds
Financials	28.8%
Industrials	6.2%
Energy	5.8%
Consumer Discretionary	4.2%
Utilities	4.2%
Materials	3.7%
Communication Services	3.1%
Health Care	3.0%
Consumer Staples	1.7%
Total Corporate Bonds	60.7%
Foreign Government Notes/Bonds	1.8%
Mortgage Backed Securities	7.9%
Short-Term Investment	4.7%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2021

	North Square	North Square
	Advisory	Altrinsic	North Square	North Square
	Research All Cap	International	McKee	Strategic
	Value Fund	Equity Fund	Bond Fund	Income Fund
Assets:
Investments, at cost	$7,974,752	$42,638,463	$142,704,242	$74,449,040

Investments, at value	$10,098,212	$44,234,136	$141,708,452	$79,267,159
Receivables:
Dividends and interest	3,513	130,416	407,320	587,620
Investment securities sold	—	344,664	1,957,567	2,132,819
Due from Advisor (Note 3)	—	—	88,830	—
Fund shares sold	—	—	—	34,740
Prepaid expenses	23,458	73,420	74,825	19,963
Total assets	10,125,183	44,782,636	144,236,994	82,042,301

Liabilities:
Payables:
Investment securities purchased	—	—	4,738,963	2,275,875
Fund shares redeemed	—	—	79,780	31,821
Variation Margin	—	—	—	53,756
Written options contracts, at value (proceeds $34,349)	—	—	—	53,097
Accrued expenses:
Due to Advisor (Note 3)	4,349	9,688	—	59,051
Legal fees	2,866	15,339	45,577	33,814
Shareholder servicing fees (Note 6)	1,945	—	5,877	22,420
Fund administration fees	1,163	4,525	14,121	16,578
Custody fees	942	4,657	6,750	3,461
Auditing fees	811	4,287	11,948	9,962
Transfer agent fees	593	2,515	8,918	8,243
Accrued other expenses	554	5,923	21,293	6,329
Due to Trustees	536	2,776	11,665	7,106
Chief Compliance Officer fees (Note 3)	2	—	691	626
Total liabilities	13,761	49,710	4,945,583	2,582,139

Net Assets	$10,111,422	$44,732,926	$139,291,411	$79,460,162

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with
an unlimited number of shares authorized)	$7,308,683	$42,355,516	$140,692,067	$72,880,986
Total distributable earnings (accumulated deficit)	2,802,739	2,377,410	(1,400,656)	6,579,176
Net Assets	$10,111,422	$44,732,926	$139,291,411	$79,460,162

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$10,111,422	$44,732,926	$139,281,423	$79,460,162
Shares of beneficial interest issued and outstanding	828,352	4,112,839	14,149,199	7,874,449
Net asset value, redemption and offering price per share	$12.21	$10.88	$9.84	$10.09

Class Y Shares:
Net assets applicable to shares outstanding	$—	$—	$9,987	$—
Shares of beneficial interest issued and outstanding	—	—	1,015	—
Net asset value, redemption and offering price per share	$—	$—	$9.84	$—

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2021

	North Square	North Square
	Advisory	Altrinsic	North Square	North Square
	Research All Cap	International	McKee	Strategic
	Value Fund	Equity Fund	Bond Fund	Income Fund
Investment Income:
Dividends (net of foreign withholding taxes and/or
issuance fees of $287, $71,193, $0, and $0, respectively)	$79,449	$632,705	$—	$405,626
Interest (net of foreign withholding taxes and/or
issuance fees of $0, $0, $933, and $1,686, respectively)	55	200	379,333	2,079,062
Total investment income	79,504	632,905	379,333	2,484,688

Expenses:
Advisory fees (Note 3)	43,211	215,177	131,582	521,120
Registration fees	19,875	8,200	6,184	19,803
Fund administration fees	8,377	34,908	52,725	109,002
Shareholder servicing fees – Class I (Note 6)	6,724	—	13,046	89,285
Custody fees	5,838	28,446	19,954	16,554
Transfer agent fees and expenses	4,734	18,517	30,591	64,538
Legal fees	3,602	17,828	51,294	42,301
Trustees’ fees and expenses	1,958	9,368	21,080	22,999
Auditing fees	1,672	7,951	15,352	19,954
Chief Compliance Officer fees (Note 3)	1,492	6,000	9,119	18,186
Shareholder reporting fees	887	1,555	3,114	6,744
Fund accounting fees	788	3,486	5,511	9,744
Offering costs	—	28,140	20,000	—
Other expenses	1,121	5,640	19,170	13,742
Total expenses	100,279	385,216	398,722	953,972
Less advisory fees waived & expenses reimbursed	(41,637)	(124,314)	(245,201)	(283,961)
Net expenses	58,642	260,902	153,521	670,011
Net Investment income	20,862	372,003	225,812	1,814,677

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	784,340	456,343	(160,681)	2,347,500
Futures contracts	—	—	—	222,859
Purchased options	—	—	—	(260,022)
Written options	—	—	—	14,513
Foreign currency transactions	—	(20,880)	—	477
Net realized gain (loss)	784,340	435,463	(160,681)	2,325,327
Net change in unrealized appreciation/depreciation on:
Investments	1,342,207	1,595,673	(995,789)	2,096,818
Futures contracts	—	—	—	(324,085)
Purchased options	—	—	—	219,554
Written options	—	—	—	(18,748)
Foreign currency transactions	—	(2,775)	—	(360)
Net change in unrealized appreciation/depreciation	1,342,207	1,592,898	(995,789)	1,973,179
Net realized and unrealized gain (loss)	2,126,547	2,028,361	(1,156,470)	4,298,506
Net increase (decrease) in net assets from operations	$2,147,409	$2,400,364	$(930,658)	$6,113,183

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

			North Square
			Altrinsic
	North Square Advisory		International
	Research All Cap Value Fund		Equity Fund
			For the Period
	For the	For the	December 4,
	Year Ended	Year Ended	2020* through
	October 31,	October 31,	October 31,
	2021	2020	2021
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$20,862	$51,097	$372,003
Net realized gain on investments and foreign currency translations	784,340	713,327	435,463
Net change in unrealized appreciation/depreciation
on investments and foreign currency translations	1,342,207	(1,742,113)	1,592,898
Net increase (decrease) in net assets resulting from operations	2,147,409	(977,689)	2,400,364

Distributions to shareholders	(514,487)	(1,010,006)	(22,954)

Capital Transactions:
Net proceeds from shares sold	5,221,139	1,382,870	42,332,562
Reinvestment of distributions	514,487	1,010,006	22,954
Cost of shares redeemed	(1,635,227)	(5,411,998)	—
Net increase (decrease) in net assets from capital transactions	4,100,399	(3,019,122)	42,355,516

Total increase (decrease) in net assets	5,733,321	(5,006,817)	44,732,926

Net Assets:
Beginning of Period	4,378,101	9,384,918	—
End of Period	$10,111,422	$4,378,101	$44,732,926

Capital Share Transactions:
Shares sold	460,973	146,298	4,110,516
Shares reinvested	53,827	91,074	2,323
Shares redeemed	(155,852)	(574,580)	—
Net increase (decrease) in capital share transactions	358,948	(337,208)	4,112,839

*	Commencement of Operations

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	North Square
	McKee Bond	North Square
	Fund	Strategic Income Fund
	For the Period
	December 28,	For the	For the
	2020* through	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2021	2021	2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$225,812	$1,814,677	$1,072,285
Net realized gain (loss) on investments and foreign currency translations	(160,681)	2,325,327	3,652,857
Net change in unrealized appreciation/depreciation
on investments and foreign currency translations	(995,789)	1,973,179	2,021,714
Net increase (decrease) in net assets resulting from operations	(930,658)	6,113,183	6,746,856

Distributions to shareholders:
Distributions:
Class I	(472,810)	(5,504,517)	(975,490)
Class Y**	(38)	—	—
Total	(472,848)	(5,504,517)	(975,490)

Capital Transactions:
Net proceeds from shares sold:
Class I	147,553,321	19,060,975	63,245,780
Class Y**	10,000	—	—
Reinvestment of distributions:
Class I	372,220	5,465,425	975,066
Class Y**	38	—	—
Cost of shares redeemed:
Class I	(7,240,662)	(19,962,307)	(6,345,626)
Class Y**	—	—	—
Net increase in net assets from capital transactions	140,694,917	4,564,093	57,875,220

Total increase in net assets	139,291,411	5,172,759	63,646,586

Net Assets:
Beginning of Period	—	74,287,403	10,640,817
End of Period	$139,291,411	$79,460,162	$74,287,403

Capital Share Transactions:
Shares sold:
Class I	14,843,011	1,888,568	6,857,165
Class Y**	1,011	—	—
Shares reinvested:
Class I	37,556	551,632	99,285
Class Y**	4	—	—
Shares redeemed:
Class I	(731,368)	(1,998,562)	(640,318)
Class Y**	—	—	—
Net increase (decrease) in capital share transactions	14,150,214	441,638	6,316,132

*	Commencement of Operations for Class I
**	For the period May 19, 2021 through October 31, 2021

See accompanying Notes to Financial Statements.

North Square Advisory Research All Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.33	$11.63	$14.73	$14.77	$12.99
Income from Investment Operations:
Net investment income[1]	0.04	0.08	0.07	0.06	0.06
Net realized and unrealized gain (loss)	3.95	(1.11)	0.85	1.27	2.68
Total from investment operations	3.99	(1.03)	0.92	1.33	2.74
Less Distributions:
From net investment income	(0.10)	(0.07)	(0.07)	(0.05)	(0.09)
From net realized gain	(1.01)	(1.20)	(3.95)	(1.32)	(0.87)
Total distributions	(1.11)	(1.27)	(4.02)	(1.37)	(0.96)
Redemption Fee Proceeds[1]	—	—	— [2]	— [2]	— [2]
Net asset value, end of period	$12.21	$9.33	$11.63	$14.73	$14.77
Total return[3]	46.09%	(10.63)%	12.95%	9.33%	21.93%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,111	$4,378	$9,385	$10,575	$15,603
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.63%	1.97%	1.76%	1.78%	1.74%
After fees waived and expenses absorbed	0.95%	0.97%[4]	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.34)%	(0.21)%	(0.17)%	(0.39)%	(0.29)%
After fees waived and expenses absorbed	0.34%	0.79%	0.59%	0.39%	0.45%
Portfolio turnover rate	45%	49%	26%	42%	31%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	The annual net expense ratio changed from 1.00% to 0.95% of net assets as of the close of business on February 21, 2020.

See accompanying Notes to Financial Statements.

North Square Altrinsic International Equity Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period
December 4,
2020* through
October 31, 2021
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.13
Net realized and unrealized gain (loss)	0.76
Total from investment operations	10.89
Less Distributions:
From net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$10.88
Total return[2]	8.88%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$44,733
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.43%[4]
After fees waived and expenses absorbed	0.97%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.92%[4]
After fees waived and expenses absorbed	1.38%[4]
Portfolio turnover rate	22%[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not Annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period
December 28,
2020* through
October 31, 2021
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.03
Net realized and unrealized gain (loss)	(0.13)
Total from investment operations	(0.10)
Less Distributions:
From net investment income	(0.06)
Total distributions	(0.06)
Net asset value, end of period	$9.84
Total return[2]	(0.91)%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$139,281
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.73%[4]
After fees waived and expenses absorbed	0.28%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.04)%[4]
After fees waived and expenses absorbed	0.41%[4]
Portfolio turnover rate	321%[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not Annualized.
[4]	Annualized.
[5]	Securities purchased-in-kind were excluded from the computation of the ratio.

See accompanying Notes to Financial Statements.

North Square McKee Bond Fund
FINANCIAL HIGHLIGHTS
Class Y

Per share operating performance.
For a capital share outstanding throughout each period.

For the Period
May 19, 2021*
through
October 31, 2021
Net asset value, beginning of period	$9.89
Income from Investment Operations:
Net investment income[1]	0.01
Net realized and unrealized gain (loss)	(0.02)
Total from investment operations	(0.01)
Less Distributions:
From net investment income	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$9.84
Total return[2]	(0.12)%[3]
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	0.64%[4]
After fees waived and expenses absorbed	0.47%[4]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.13%[4]
After fees waived and expenses absorbed	0.30%[4]
Portfolio turnover rate	321%[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not Annualized.
[4]	Annualized.
[5]	Securities purchased-in-kind were excluded from the computation of the ratio.

See accompanying Notes to Financial Statements.

North Square Strategic Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of period	$9.99	$9.53	$8.97	$9.46	$9.47
Income from Investment Operations:
Net investment income[1]	0.24	0.23	0.32	0.35	0.39
Net realized and unrealized gain (loss)	0.60	0.48	0.56	(0.49)	(0.04)
Total from investment operations	0.84	0.71	0.88	(0.14)	0.35
Less Distributions:
From net investment income	(0.28)	(0.25)	(0.32)	(0.34)	(0.36)
From net realized gain	(0.46)	—	—	(0.01)	—
Total distributions	(0.74)	(0.25)	(0.32)	(0.35)	(0.36)
Redemption Fee Proceeds[1]	—	—	— [2]	— [2]	— [2]
Net asset value, end of period	$10.09	$9.99	$9.53	$8.97	$9.46
Total return[3]	8.63%	7.56%	10.00%	(1.43)%	3.83%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$79,460	$74,287	$10,641	$10,403	$10,806
Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.28%	1.48%	1.76%	2.27%	2.49%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	2.06%	1.75%	2.56%	2.41%	2.53%
After fees waived and expenses absorbed	2.44%	2.33%	3.42%	3.78%	4.12%
Portfolio turnover rate	77%	145%	36%	48%	64%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.005 per share.
[3]
Total returns would have been lower had expenses not been waived by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying Notes to Financial Statements.

North Square Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2021

Note 1 – Organization

The North Square Advisory Research All Cap Value Fund (“All Cap Value” or “All Cap Value Fund”), North Square Altrinsic International Equity Fund (“International Equity” or “International Equity Fund”), North Square McKee Bond Fund (“McKee Bond” or “McKee Bond Fund”), and North Square Strategic Income Fund (“Strategic Income” or “Strategic Income Fund”)(each a “Fund” and collectively the “Funds”) are organized as a series of the North Square Investments Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds are diversified funds.

The All Cap Value Fund’s primary investment objective is to seek long-term capital appreciation. Effective the close of business on February 21, 2020, the All Cap Value Fund (the “Successor Fund”) acquired the assets and assumed the liabilities of the Advisory Research All Cap Value Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, which commenced operations on November 16, 2009.

The International Equity Fund’s primary investment objective is to provide long-term growth of capital. The Fund commenced operations on December 4, 2020.

The McKee Bond Fund’s primary investment objective is to maximize total return and generate consistent outperformance of the Fund’s benchmark, the Bloomberg Intermediate Aggregate Bond Index, with a high quality and highly liquid, well diversified portfolio through opportunistic, risk-controlled management. The Fund’s Class I share commenced operations on December 28, 2020 and Class Y share commenced operations on May 19, 2021. Effective on December 1, 2021, the outstanding Class Y shares of the McKee Bond Fund were renamed as Class I shares, and the previously outstanding Class I shares of the Fund were renamed as Class R6 shares. The ticker symbols of the renamed classes did not change. All references to Class Y shares in this report represent the new Class I shares, and all references to Class I shares in this report represent the new Class R6 shares. There were no charges imposed in connection with this renaming of share classes.

The Strategic Income Fund’s primary investment objectives are to seek high current income and to seek long-term capital appreciation.  Effective the close of business on February 21, 2020, the Strategic Income Fund (the “Successor Fund”) acquired the assets and assumed the liabilities of the Advisory Research Strategic Income Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, which commenced operations on December 31, 2012.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a)  Valuation of Investments
Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed.

Fair value pricing may be applied to foreign securities held by the Funds upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when each Fund’s NAV is determined. If the event may result in a material adjustment to the price of the Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV. Other types of portfolio securities that the Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

placements for which there is no public market; (2) investments for which, in the judgment of the advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Foreign securities traded in countries outside the U.S. are fair valued by utilizing the quotations of an independent pricing service or from a brokerage firm. The pricing service or broker will use a statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Fund calculates the NAVs. The Board reviews the independent third party fair valuation analysis report quarterly.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

(b)  Deposits with Broker
When trading derivative instruments, such as forward or futures contracts, the Funds are only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Funds to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Funds’ returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk.

Upon entering into a futures contract (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), and to maintain the Funds’ open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At October 31, 2021, the Strategic Income Fund had $270,329 in cash and cash equivalents on deposit with brokers for futures.

(c)  Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

(d)  Federal Income Taxes
Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2018-2021 the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

(e)  Distributions to Shareholders
The McKee Bond Fund and Strategic Income Fund will make distributions of net investment income monthly. The Advisory Research All Cap Value Fund and Altrinsic International Equity Fund will make distributions of net investment income, if any, at least annually. Each Fund makes distributions of its net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with North Square Investments, LLC (the “Advisor” or “NSI”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor based on each Fund’s average daily net assets. Fees paid to the Advisor for the period ended October 31, 2021 are reported on the Statements of Operations. The annual rates are listed by Fund in the below table:

Fund	Investment Advisory Fees
All Cap Value Fund	0.70%
International Equity Fund	0.80%
McKee Bond Fund	0.24%
Strategic Income Fund	0.70%

The Advisor engages Advisory Research, Inc. to manage the All Cap Value Fund, Altrinsic Global Advisors, LLC to manage the International Equity Fund, CSM Advisors, LLC to manage the McKee Bond Fund, and Red Cedar Investment Management, LLC to manage the Strategic Income Fund (each a “Sub Advisor” and collectively the “Sub Advisors”). The Advisor pays the Sub Advisors from its advisory fees.

The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) are limited. The agreements are effective until the dates listed below and may be terminated before those dates only by the Trust’s Board of Trustees. The table below contains the agreement expiration and expense cap by Fund and by Class:

		Total Limit on Annual Operating Expenses†
		Class A	Class I	Class Y
Fund	Agreement Expires	Shares	Shares	Shares
All Cap Value Fund	February 28, 2023	—	0.95%	—
International Equity Fund	November 2, 2022	—	0.97%	—
McKee Bond Fund	November 2, 2022	—	0.28%	0.47%
Strategic Income Fund	February 28, 2023	1.15%*	0.90%	—

†	The total limit on annual operating expenses is calculated based on each Fund’s average daily net assets.
*	This class is currently not available for purchase.

The Funds’ advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending thirty-six months after the date of the waiver or payment. This reimbursement may be requested from

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. For the period ended October 31, 2021, the Strategic Income Fund recouped $12,161, and the McKee Bond Fund recouped $1 in the Class Y shares. The Advisor may recapture all or a portion of this amount no later than the dates stated below:

	All Cap Value	International Equity	McKee Bond – I	McKee Bond – Y	Strategic Income
October 31, 2022	$75,274	$—	$—	$—	$92,526
October 31, 2023	$75,703	$—	$—	$—	$273,154
October 31, 2024	$41,637	$124,314	$245,194	$8	$296,122
Total	$192,614	$124,314	$245,194	$8	$661,802

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as the Funds’ fund accountant, transfer agent and administrator. U.S. Bank, N.A., serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the period ended October 31, 2021 are reported on the Statements of Operations.

Compass Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution related services.

Cipperman Compliance Services provides Chief Compliance Officer (“CCO”) services to the Funds. The Funds’ allocated fees incurred for CCO services for the period ended October 31, 2021 are reported on the Statements of Operations.

Note 4 – Federal Income Taxes

At October 31, 2021, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

	All Cap Value	International Equity	McKee Bond	Strategic Income
Cost of investments	$8,014,095	$42,645,206	$142,763,477	$74,414,691
Gross unrealized appreciation	$2,233,840	$3,115,329	$186,310	$5,225,871
Gross unrealized depreciation	(149,723)	(1,526,399)	(1,241,335)	(426,500)
Net unrealized appreciation
(depreciation) on investments	$2,084,117	$1,588,930	$(1,055,025)	$4,799,371

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2021, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss (total distributable earnings) as follows:

	Increase (Decrease)
		Total
		Distributable
	Paid In Capital	Earnings
All Cap Value	$67,188	$(67,188)
International Equity	$—	$—
McKee Bond	$(2,850)	$2,850
Strategic Income	$106,524	$(106,524)

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

As of October 31, 2021, the components of accumulated earnings (deficit) on a tax basis for the Funds were as follows:

	All Cap Value	International Equity
Undistributed ordinary income	$84,780	$791,255
Undistributed long-term gains	633,842	—
Accumulated earnings	$718,622	$791,255
Accumulated capital and other losses	—	—
Unrealized appreciation (depreciation) on foreign currency	—	(2,775)
Unrealized appreciation (depreciation) on investments	2,084,117	1,588,930
Total accumulated earnings	$2,802,739	$2,377,410

	McKee Bond	Strategic Income
Undistributed ordinary income	$—	$1,249,065
Undistributed long-term gains	—	530,784
Accumulated earnings	$—	$1,779,849
Accumulated capital and other losses	(345,632)	—
Unrealized appreciation (depreciation) on foreign currency	—	(44)
Unrealized appreciation (depreciation) on investments	(1,055,024)	4,799,371
Total accumulated earnings	$(1,400,656)	$6,579,176

The tax character of distributions paid during the fiscal years ending October 31, 2021 and October 31, 2020 were as follows:

	All Cap Value		International Equity
	October 31,	October 31,	October 31,	October 31,
Distributions paid from:	2021	2020	2021	2020
Ordinary income	$47,928	$137,582	$22,954	$—
Net long-term capital gains	466,559	872,424	—	—
Total distributions paid	$514,487	$1,010,006	$22,954	$—

	McKee Bond		Strategic Income
	October 31,	October 31,	October 31,	October 31,
Distributions paid from:	2021	2020	2021	2020
Ordinary income	$472,848	$—	$5,252,612	$975,490
Net long-term capital gains	—	—	251,905	—
Total distributions paid	$472,848	$—	$5,504,517	$975,490

As of October 31, 2021, the McKee Bond Fund has $345,632 short-term capital loss carryforwards.

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Investment Transactions

For the year ended October 31, 2021, purchases and sales of investments were as follows:

	Purchases	Sales
All Cap Value Fund	$6,212,902	$2,645,288
International Equity Fund	$47,236,306	$6,596,794
McKee Bond Fund	$157,719,077	$105,961,455
Strategic Income Fund	$55,771,429	$55,057,794

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period ended October 31, 2021, shareholder servicing fees incurred are disclosed on the Statements of Operations.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

Note 7 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2021, in valuing the Funds’ assets carried at fair value:

All Cap Value Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks[1]	$9,771,402	$—	$—	$9,771,402
Short-Term Investment	326,810	—	—	326,810
Total Investments	$10,098,212	$—	$—	$10,098,212

International Equity Fund	Level 1	Level 2*	Level 3**	Total
Investments
Common Stocks
Bermuda	$1,078,497	$—	$—	$1,078,497
Canada	709,636	—	—	709,636
China	1,931,211	—	—	1,931,211
France	5,359,148	—	—	5,359,148
Germany	3,327,452	—	—	3,327,452
Ireland	1,903,160	—	—	1,903,160
Israel	1,047,816	—	—	1,047,816
Japan	6,171,029	—	—	6,171,029
Mexico	54,741	—	—	54,741
Netherlands	3,412,730	—	—	3,412,730
Republic of Korea	1,263,218	—	—	1,263,218
Singapore	763,999	—	—	763,999
Spain	448,014	—	—	448,014
Sweden	681,039	—	—	681,039
Switzerland	6,702,647	—	—	6,702,647
United Kingdom	6,530,616	—	—	6,530,616
United States	600,120	—	—	600,120
Preferred Stock
Germany	698,348	—	—	698,348
Short-Term Investment	1,550,715	—	—	1,550,715
Total Investments	$44,234,136	$—	$—	$44,234,136

McKee Bond Fund	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$—	$11,314,252	$—	$11,314,252
Corporate Bonds[1]	—	39,204,892	—	39,204,892
Mortgage Backed Securities	—	46,329,255	597,433	46,926,688
U.S. Government Agency Issue	—	6,450,282	—	6,450,282
U.S. Government Notes/Bonds	—	28,527,954	—	28,527,954
Foreign Government Agency Issue	—	233,535	—	233,535
Foreign Government Bond	—	432,111	—	432,111
Certificates of Deposit	—	5,446,929	—	5,446,929
Short-Term Investment	3,171,809	—	—	3,171,809
Total Investments	$3,171,809	$137,939,210	$597,433	$141,708,452

1	For a detailed break-out of these securities by major sector and industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

Strategic Income Fund	Level 1	Level 2	Level 3	Total
Investments
Common Stocks[1]	$7,711,469	$—	$—	$7,711,469
Preferred Stocks[1]	4,431,042	—	—	4,431,042
Purchased Option	843,750	—	—	843,750
REITs	4,742,993	—	—	4,742,993
Asset Backed Securities	—	1,186,583	655,358	1,841,941
Corporate Bonds[1]	—	48,276,531	—	48,276,531
Foreign Government Notes/Bonds	—	1,414,019	—	1,414,019
Mortgage Backed Securities	—	6,253,405	—	6,253,405
Short-Term Investment	3,752,009	—	—	3,752,009
Total Investments	$21,481,263	$57,130,538	$655,358	$79,267,159
Written Options	$(3,850)	$(49,247)	$—	$(53,097)
Total Written Options	$(3,850)	$(49,247)	$—	$(53,097)
Futures Contracts***
Long	$(766)	$—	$—	$(766)
Short	(323,319)	—	—	(323,319)
Total Futures Contracts	$(324,085)	$—	$—	$(324,085)

[1]	For a detailed break-out of these securities by major sector and industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 securities at period end.
**	The Fund did not hold any Level 3 securities at period end.
***	The fair value of the Fund’s futures contracts represents the net unrealized appreciation (depreciation) at period end.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	McKee Bond Fund	Strategic Income Fund
Beginning balance*	$—	$—
Transfers into Level 3 during the period	—	—
Transfers out of Level 3 during the period	—	—
Total realized gain (loss)	—	—
Total unrealized appreciation (depreciation)	—	358
Net purchases	597,433	655,000
Net sales	—	—
Balance as of October 31, 2021	$597,433	$655,358

*
The beginning balance for the McKee Bond Fund is the inception date of the Fund, December 28, 2020. The beginning balance for the Strategic Income Fund is the beginning of the fiscal year, November 1, 2020.

Note 9 – Derivative and Other Financial Instruments

At October 31, 2021, the North Square Strategic Income Fund held derivative and other financial instruments which are not subject to a master netting arrangement.  As the tables below illustrate, no positions are netted in the Fund’s financial statements:

Liabilities:
				Gross Amounts not
				offset in the Statement
		Gross Amounts	Net Amounts	of Assets and Liabilities
	Gross Amounts	Offset in the	Presented in the		Collateral
	of Recognized	Statement of Assets	Statement of Assets	Financial	Received
Description	Liabilities	and Liabilities	and Liabilities	Instruments	(Pledged)	Net Amount
Futures contracts*	$53,756	$—	$53,756	$—	$(53,756)	$—
Written option contracts	53,097	—	53,097	53,097	—	—
	106,853	—	106,853	53,097	(53,756)	—
Total	$106,853	$—	$106,853	$53,097	$(53,756)	$—

*	Reflects the current day variation margin as reported on the Fund’s statement of assets and liabilities.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

The following table presents the fair value of derivative instruments for the North Square Strategic Income Fund as of October 31, 2021 as presented on the Fund’s statement of assets and liabilities:

			Net Unrealized
	Fair Value		Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions
North Square Strategic Income Fund
Futures Contracts*
Long Contracts
Interest Rate	$—	$766	$(766)

Total Long Contracts	—	766	(766)
Short Contracts
Equity	$—	$410,371	$(410,371)
Interest Rate	87,052	—	87,052
Total Short Contracts	87,052	410,371	(323,319)
Total Futures Contracts	$87,052	$411,137	$(324,085)

Option Contracts
Purchased Option Contracts	$843,750	$—	$219,554
Written Option Contracts	—	53,097	(18,748)
Total Option Contracts	$843,750	$53,097	$200,806

*
Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s schedule of open futures contracts. Only the current day variation margin for futures contracts is separately reported within the Fund’s statement of assets and liabilities.

The following table presents the results of the derivative trading and information related to volume for the year ended October 31, 2021 for the North Square Strategic Income Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in the Fund’s statement of operations.

	Gain (Loss) from Trading
		Net Change
Fund and Type of Derivative Instrument	Net Realized	in Unrealized
North Square Strategic Income Fund
Futures Contracts
Equity	$327,820	$(410,370)
Interest rate	(104,961)	86,286
Total Futures Contracts	$222,859	$(324,084)
Option Contracts
Purchased Option Contracts*	$(260,022)	$219,554
Written Option Contracts	14,513	(18,748)
Total Option Contracts	$(245,509)	$200,806

*	Purchased options are included in the net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments.

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts held in the Strategic Income Fund during the year ended October 31, 2021 were:

	Average Notional
	Long	Short
Futures contracts	$589,573	$8,211,001
Option contracts	245,066	525,976

Please refer to the Fund's prospectus for a full listing of risks associated with these investments.

North Square Funds
NOTES TO FINANCIAL STATEMENTS – Continued
October 31, 2021

Note 10 – Accounting Regulations

Rule 18f-4

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”).  Rule 18f-4 will impose limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.  Funds will be required to comply with Rule 18f-4 by August 19, 2022.  It is not currently clear what impact, if any, Rule 18f-4 will have on the availability, liquidity or performance of derivatives.  Management is currently evaluating the potential impact of Rule 18f-4 on the Fund(s).  When fully implemented, Rule 18f-4 may require changes in how a Fund uses derivatives, adversely affect the Fund’s performance and increase costs related to the Fund’s use of derivatives.

Rule 2a-5

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”).  Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act.  Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions.  Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security.  In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments.  The Funds will be required to comply with the rules by September 8, 2022.  Management is currently assessing the potential impact of the new rules on the Funds’ financial statements.

Rule 12d1-4

The SEC adopted new Rule 12d1-4, which will allow registered investment companies (including business development companies (“BDCs”), unit investment trusts (“UITs”), closed-end funds, exchange-traded funds (“ETFs”), and exchange-traded managed funds (“ETMFs”) (an “acquiring” fund), to invest in other investment companies (an “acquired fund”), including private funds under a specific exception, beyond the limits of Section 12(d)(1), subject to the conditions of the rule. Rule 12d1-4 became effective January 19, 2021.

London Interbank Offered Rate (“LIBOR”)

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.

Note 11 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

Effective on December 1, 2021, the outstanding Class Y shares of the McKee Bond Fund were renamed as Class I shares, and the previously outstanding Class I shares of the Fund were renamed as Class R6 shares. The ticker symbols of the renamed classes did not change. All references to Class Y shares in this report represent the new Class I shares, and all references to Class I shares in this report represent the new Class R6 shares. There were no charges imposed in connection with this renaming of share classes.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and
Shareholders of North Square Investments Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the North Square Advisory Research All Cap Value Fund, North Square Altrinsic International Equity Fund, North Square McKee Bond Fund, and North Square Strategic Income Fund, (the “Funds”), each a series of North Square Investments Trust (the “Trust”), including the schedules of investments, as of October 31, 2021, the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2021, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting	Statement Of	Statements Of
North Square Investments Trust	Operations	Changes in Net Assets	Financial Highlights
North Square Advisory Research	For the year ended	For each of the two years	For each of the five years
All Cap Value Fund and North	October 31, 2021	in the period ended	in the period ended
Square Strategic Income Fund		October 31, 2021	October 31, 2021

North Square Altrinsic	For the period	For the period	For the period
International Equity Fund	December 4, 2020	December 4, 2020	December 4, 2020
	(commencement of operations)	(commencement of operations)	(commencement of
	through October 31, 2021	through October 31, 2021	operations) through
October 31, 2021

North Square McKee Bond Fund	For the period	For the period	For the period
	December 28, 2020	December 28, 2020	December 28, 2020
	(commencement of operations)	(commencement of operations)	(commencement of
	through October 31, 2021	through October 31, 2021	operations) through
October 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2009.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from broker were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2021

North Square Funds
SUPPLEMENTAL INFORMATION

Board Consideration of the Continuation of the Investment Advisory Agreement and Sub- Advisory Agreements and Approval of Sub-Advisory Agreement and Related Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory and sub-advisory agreements. At a meeting held on September 22-23, 2021 (the “Meeting”), the Board of Trustees (the “Board”) of North Square Investments Trust (the “Trust”), including each of the Independent Trustees, unanimously voted to approve the continuation of: (i) the investment advisory agreement (the “Advisory Agreement”) between North Square Investments, LLC (the “Adviser”) and the Trust, on behalf of the North Square Strategic Income Fund and the North Square Advisory Research All Cap Value Fund (each, a “Fund” and collectively, the “Funds”); (ii) the investment sub-advisory agreement between the Adviser and Red Cedar Investment Management, LLC (“Red Cedar”) with respect to the North Square Strategic Income Fund; and (iii) the investment sub-advisory agreement between the Adviser and Advisory Research, Inc. (“Advisory Research” collectively with Red Cedar, the “Sub-Advisers”) with respect to the North Square Advisory Research All Cap Value Fund. The Adviser and the Sub-Advisers are collectively referred to as the “Advisers.” The investment sub-advisory agreements with the Sub-Advisers are collectively referred to as the “Sub-Advisory Agreements,” and the Advisory Agreement and the Sub- Advisory Agreements are collectively referred to as the “Agreements.”

In connection with its consideration of the Agreements proposed for continuation or approval, as applicable, the Board requested and reviewed responses from the Advisers to questions posed to the Advisers on behalf of the Independent Trustees and supporting materials relating to those questions and responses, as well as other information and data provided. In this capacity, the Board reviewed and discussed various information that had been provided prior to the Meeting, including the Advisory Agreement, the Sub-Advisory Agreements, memoranda provided by both legal counsel and independent trustee counsel summarizing the guidelines relevant to the Board’s consideration of the approvals of such Agreements, a memorandum and other information provided in response to Section 15(c) requests to the Adviser and Sub-Advisers by Independent Trustee Counsel on behalf of the Board (including, but not limited to, each of the Advisers’ Form ADV Part 1A, brochures and brochure supplements, profitability information, comparative information about the Funds’ performance for periods ended June 30, 2021, advisory fees and expense ratios, information about similar accounts managed by the Adviser, and other pertinent information. In addition, the Board considered such additional information as it deemed reasonably necessary, including information provided by the Adviser during the course of the year, to evaluate the Agreements, as applicable, with respect to each Fund. The Board considered the Adviser’s 15(c) responses and discussed various questions and information with representatives of the Advisers at the Meeting. The Board also considered the materials and presentations by Trust officers and representatives of the Advisers and Sub-Advisers provided at the Meeting concerning the Agreements. The Board, as noted above, also took into account information reviewed periodically throughout the year that was relevant to its consideration of the Agreements, including performance, advisory fee and other expense information and discussions with the Funds’ portfolio managers, as well as additional information it deemed relevant and appropriate in its judgement. Based on its evaluation of this information, the Board, including the Independent Trustees, unanimously approved the continuation or approval, as applicable, of the Agreements for the Funds for an additional one-year period.

In determining whether to approve the continuation or approval, as applicable, of the Agreements, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by Fund Counsel and Independent Trustee Counsel who, as noted above, each provided legal memoranda to the Board detailing the duties and responsibilities of the Board in connection with the various actions and approvals required in connection with the renewal of the Agreements. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its renewal of the Agreements is provided below.

Nature, Extent and Quality of Services

The Board considered information regarding the nature, extent and quality of services being provided to the Funds by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services being provided by the Advisers. The Board noted the non-investment advisory services being provided by the Adviser, including the supervision and coordination of the Funds’ service providers and the provision of related administrative and other services. The Board considered each Adviser’s reputation, organizational structure, resources and overall financial strength (including economic and other support provided by affiliates of the Adviser), its willingness to consider and implement organizational and operational changes designed to enhance services to the Funds.

The Board also considered the Advisers’ professional personnel who provide or will provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. In addition, the Board considered

North Square Funds
SUPPLEMENTAL INFORMATION – Continued

the compliance programs and compliance records of the Advisers. In this regard, the Board considered the Advisor’s compliance programs. The Board noted the Advisers’ support of the Funds’ compliance control structure, including the resources that are devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Advisers to address cybersecurity risks and invest in business continuity planning, including the steps taken by the Adviser to address the challenges created by the Covid-19 pandemic.

With respect to the Adviser, the Board considered the Funds’ ongoing and proposed operation in a “manager-of-managers” structure and reviewed the responsibilities that the Adviser has under this structure, including, but not limited to, monitoring and evaluating the performance of the Sub-Advisers, monitoring the Sub-Advisers for adherence to the stated investment objectives, strategies, policies and restrictions of the Funds, and supervising the Sub-Advisers with respect to the services that the Sub-Advisers currently provide under the Sub-Advisory Agreements. In this regard, the Board evaluated information about the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the Sub-Advisers. The Board also considered the process used by the Adviser, consistent with this structure, to identify and recommend sub-advisers, and its ability to monitor and oversee sub- advisers and recommend replacement sub-advisers, when necessary, and provide other services under the Advisory Agreement. The Board also considered the financial support provided by affiliates of the Adviser that enabled the Adviser to expand the NSI Funds Complex, including through the adoption of the Stadion Funds.

With respect to the Sub-Advisers, which provide certain day-to-day portfolio advisory services for the Funds, subject to oversight by the Adviser, the Board considered, among other things, the quality of each Sub-Adviser’s investment personnel, its investment philosophies and processes, its investment research capabilities and resources, its performance record, its experience, its trade execution capabilities and its approach to managing risk. The Board considered the experience of each Fund’s portfolio managers or anticipated portfolio managers, the number of accounts managed by the portfolio managers, and each Sub-Adviser’s method for compensating the portfolio managers. Moreover, the Board considered that the Advisor has oversight responsibility for conflicts of interest relating to the Funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services being provided or to be provided by the Adviser and the Sub-Advisers, taken as a whole, remain appropriate and consistent with the terms of the Advisory Agreement and the Sub-Advisory Agreements, as applicable. In addition, the Board concluded that each Fund was likely to continue to benefit from services being provided or to be provided under each of the Agreements.

Fund Performance

The Board reviewed the performance of each Fund over different time periods presented in the materials. The Board noted, as applicable, that performance for certain longer time periods were the performance of Predecessor Funds that had similar investment objectives that were managed by the same Sub-Advisers prior to joining the Trust.

The Board considered various data and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Morningstar Inc. (“Morningstar”), an independent provider of investment company data, comparing the investment performance of each Fund to its respective benchmark index, and to a universe of peer funds as determined by Morningstar (the “Universe”) and a more focused peer group of funds selected from the Universe by Morningstar (the “Peer Group”). The Board received a description of the methodology used by Morningstar to select the funds in each Fund’s Peer Group and Universe.

The Board received information at the Meeting, and throughout the year, concerning, and discussed factors contributing to, the performance of the Funds relative to their respective benchmarks and universes for the relevant periods. The Board evaluated the explanations for any relative underperformance of a Fund during these periods, including with respect to investment decisions and market and other factors that affected the Fund’s investment performance.

Based on these considerations, the Board concluded that it was satisfied that the Adviser and the Sub-Advisers continue to have or will have, as applicable, the capability of providing satisfactory investment performance for the Funds, as applicable.

Advisory Fees and Expenses

The Board reviewed and considered the advisory fee rate of each Fund that is being paid to the Adviser under the Advisory Agreement and each Fund’s total net expense ratio. The Board noted that each Fund’s total net expense ratio was as a result of the Adviser’s contractual agreement to limit each Funds’ total operating expenses to specified levels for a period of at least two years from the date of the initial prospectus for each Fund, which agreement has been continued. The Board also reviewed and considered the sub-advisory fee rates being paid by the Adviser to each Sub-Adviser for sub-advisory services.

The Board reviewed information from Morningstar comparing each Fund’s advisory fee rate and total expense ratio relative to a group of its peer funds. While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, the comparative information provided by Morningstar assisted the Board in evaluating the reasonableness of each Fund’s fees and total expense ratio.

North Square Funds
SUPPLEMENTAL INFORMATION – Continued

The Board also received and considered information about the portion of the advisory fee that is being retained by the Adviser after payment of the fee to each Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities that are retained and risks that are assumed by Adviser and not delegated to or assumed by the Sub-Advisers, and about the Adviser’s on-going oversight services. The Board also considered that the sub-advisory fees being paid to each Sub-Adviser had been negotiated by the Adviser on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by the Adviser and the Sub-Advisers to other types of clients with investment strategies similar to those of the Funds. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the compensation payable to the Adviser under the Advisory Agreement and to the Sub-Advisers under the Sub-Advisory Agreements were reasonable.

Profitability

The Board received and considered information concerning the Adviser’s costs of sponsoring the Funds and the profitability to the Adviser from providing services to the Funds. The Board noted that the levels of profitability may be affected by numerous factors. The Board also received information relating to the operations and profitability to each Sub-Adviser from providing services to the Funds. The Board considered representations from the Adviser and each Sub-Adviser that the Sub-Adviser’s fees were negotiated at arm’s length on a Fund-by- Fund basis and that the sub-advisory fees are paid by the Adviser and not the Funds. Accordingly, the Board concluded that the profitability of each Sub-Adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements. In addition, the Board took note that each of the Funds remains in a relatively early stage of development, and accordingly, NSI enjoys limited or no profitability from the Funds at this time.

Based on its review, the Board did not deem the profits reported by the Advisers from services being provided to the Funds to be at a level that would prevent it from approving the Agreements.

Economies of Scale

The Board considered the potential for the Adviser to experience economies of scale in the provision of advisory services to each Fund as the Funds grew. The Board reviewed the breakpoints in the advisory fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board considered that in addition to advisory fee breakpoints, the Adviser may share potential economies of scale from its advisory business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive advisory fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders. The Board observed that each of the Funds remains in a relatively early stage of development.

The Board concluded that, especially in light of the current stage of development of the Funds, the Adviser’s arrangements with respect to the Funds constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

“Fall-Out” Benefits

The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the Adviser’s business as a result of their relationships with the Fund. In addition, the Board considered the potential benefits, other than sub-advisory fees, that the Sub-Advisers and their affiliates may receive because of their relationships with the Funds, including the benefits of research services that may be available to the Sub-Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, as well as other benefits from increases in assets under management.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits that may be received by the Advisers and their affiliates are unreasonable.

Conclusion

At the Meeting, after considering the above-described material factors and based on its deliberations and its evaluation of the information described above, and assisted by the advice of both Fund and independent legal counsel, the Board, including the Independent Trustees, concluded that the approval of the renewal and continuation of the Agreements are in the best interest of each Fund and its shareholders.

North Square Funds
SUPPLEMENTAL INFORMATION – Continued

Corporate Dividends Received Deduction
For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2021 was as follows:

All Cap Value Fund	96.83%	International Equity Fund	0.47%
McKee Bond Fund	0.00%	Strategic Income Fund	8.84%

Qualified Dividend Income
For the fiscal year ended October 31, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

All Cap Value Fund	97.65%	International Equity Fund	77.16%
McKee Bond Fund	0.00%	Strategic Income Fund	9.07%

Long-Term Capital Gain Designation
For the fiscal year ended October 31, 2021, the Funds designate a portion of distributions as 20.00% rate gain distributions for the purposed of the dividends paid deduction. The dollar amount by fund was as follows:

All Cap Value Fund	$466,559	International Equity Fund	$—
McKee Bond Fund	$—	Strategic Income Fund	$251,905

Trustees and Officers Information
Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling (855) 551-5521 or on the Funds’ website at www.northsquareinvest.com. The Trustees and officers of each Fund and their principal occupations during the past five years are as follows:

Number of
Portfolios
				in Fund	Other Directorship/
Name, Address[a],				Complex	Trusteeship
Year of Birth and		Term of Office		Overseen	Positions held by
Position(s) with	Position with	and Length of	Principal Occupations During	by	Trustee During
the Trust	the Trust	Time Served[b]	the Past Five Years or Longer	Trustee[c]	the Past 5 Years
Independent Trustees
David B. Boon	Trustee	08/2018 to present	Chief Financial Officer and Managing	9	None
(1960)			Director, Eagle Capital Management, LLC
(since 2018); Chief Financial Officer and
Partner, Cedar Capital, LLC (2013 – 2018).
Donald J. Herrema	Chairman of the	08/2018 to present	Vice Chair and Chief Investment Officer,	9	Chairman and Director
(1952)	Board and Trustee		Independent Life Insurance Company		Emeritus, TD Funds
			(since 2018); Financial Services Executive,		USA (2009 – 2019);
			Advisor and Founder of BlackSterling		Director, Abel Noser
			Partners, LLC (private investments and		Holdings, LLC (since
			advisory firm) (since 2004); Executive Vice		2016); Member, USC
			Chairman and Senior Advisor at Kennedy		Marshall Business School
			Wilson (real estate investment company)		Board (since 2010);
			(2009 – 2016).		President and Trustee,
Christ Church
(2008 – 2016); Director,
Lepercq de Neuflize
(2009 – 2016); Chairman
and Trustee Emeritus
(since 2014), Director,
FEG Investment Advisors
(since 2017); Director,
Independent Life
Insurance Company
(since 2018).

North Square Funds
SUPPLEMENTAL INFORMATION – Continued

Number of
Portfolios
				in Fund	Other Directorship/
Name, Address[a],				Complex	Trusteeship
Year of Birth and		Term of Office		Overseen	Positions held by
Position(s) with	Position with	and Length of	Principal Occupations During	by	Trustee During
the Trust	the Trust	Time Served[b]	the Past Five Years or Longer	Trustee[c]	the Past 5 Years
Catherine A. Zaharis	Trustee	08/2018 to present	Professor of Practice (since 2019), Director,	9	Director, The
(1960)			Professional/Employer Development,		Vantagepoint Funds
			Finance Department (2015 – 2019), Adjunct		(2015 – 2016).
Lecturer (2010 – 2019), and Business Director,
MBA Finance Career Academy (2008 – 2015),
University of Iowa, Tippie College of Business;
Chair (2013 – 2016), Director (1999 – 2016),
and Investment Committee Member
(1999 – 2013) and Chair (2003 – 2013),
University of Iowa Foundation.
Interested Trustees[d]
Mark D. Goodwin	Trustee and	08/2018 to present	Chief Executive Officer, North Square	9	None
(1964)	President		Investments LLC (since July 2018); President
and Chief Operating Officer (2015 – July 2018)
and Executive Vice President (2014 – 2015),
Oak Ridge Investments, LLC.
Officers of the Trust
Alan E. Molotsky	Treasurer	08/2018 to present	Chief Financial Officer, Chief Compliance	N/A	N/A
(1956)	and		Officer (July 2018 – March 2021), General
	Secretary		Counsel and Senior Managing Director,
North Square Investments, LLC (since July 2018);
Chief Financial Officer, Chief Compliance Officer,
General Counsel and Executive Vice President,
Oak Ridge Investments LLC (2004 – July 2018).
David J. Gaspar	Vice	08/2018 to present	Chief Operations and Information Officer and	N/A	N/A
(1954)	President		Senior Managing Director, North Square
Investments, LLC (since July 2018); Chief
Operations Officer, Chief Information Officer,
Chief Information Security Officer and Executive
Vice President, Oak Ridge Investments, LLC
(2000 – July 2018).
Douglas N. Tyre	Chief	09/2018 to present	Assistant Compliance Director, Cipperman	N/A	N/A
(1980)	Compliance		Compliance Services, LLC (since 2014).
Officer

a.	The business address of each Trustee and officer is c/o North Square Investments, LLC, 10 South LaSalle Street, Suite 1925, Chicago, Illinois 60603.
b.	Trustees and officers serve until their successors are duly elected and qualified.
c.
The term “Fund Complex” applies to the twelve portfolios that currently comprise the Trust, which consists of the four Funds, the North Square Oak Ridge Small Cap Growth Fund, the North Square Oak Ridge All Cap Growth Fund, the North Square Oak Ridge Dividend Growth Fund, the North Square Multi Strategy Fund, the North Square Dynamic Small Cap Fund, the North Square Tactical Defensive Fund, the North Square Tactical Growth Fund, and the North Square Trilogy Alternative Return Fund.

d.	Mr. Goodwin is considered to be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with the Adviser.

North Square Funds
SUPPLEMENTAL INFORMATION – Continued

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the North Square Investments Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for the funds within the Trust (the “Funds”). The Program seeks to assess and manage each Funds’ liquidity risk. “Liquidity risk” is defined under the Liquidity Rule as the risk that each Fund is unable to meet redemption requests without significantly diluting remaining investors’ interests in the Fund. The Trust’s Board of Trustees (the “Board”) has approved the designation of the Funds’ investment adviser as the administrator for the Program (the “Trust Program Administrator”).

At its meeting on December 8-9, 2021, the Board received and reviewed a written report (the “Report”) from the Trust’s Vice President, on behalf of the Trust Program Administrator, concerning the operation of the Program for the period of October 1, 2020 through September 30, 2021 (the “Period”). The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, including the following: (1) the periodic assessment (no less frequently than annually) of certain factors that influence each Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under the Liquidity Rule); (4) to the extent a Fund does not invest primarily in “highly liquid investments” (as defined under the Liquidity Rule), the determination of a minimum percentage of the Fund’s assets that generally will be invested in highly liquid investments (an “HLIM”); (5) if a Fund has established an HLIM, the periodic review (no less frequently than annually) of the HLIM and the adoption of policies and procedures for responding to a shortfall of the Fund’s highly liquid investments below its HLIM; and (6) periodic reporting to the Board.

The Report summarized the operation of the Program and the information and factors considered by the Trust Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Funds. The Report considered each Fund’s liquidity risk under both normal and reasonably foreseeable stressed market conditions using certain factors required by the Rule and the Program, to the extent deemed appropriate by the Trust Program Administrator. The Report stated that the Funds have retained ICE Data Services, a third-party vendor, to provide a liquidity risk classification specified by the Rule. The Report also noted that each Fund primarily held investments that were classified as highly liquid during the review period and that each Fund’s portfolio is expected to continue to primarily hold highly liquid investments. Thus, the Trust Program Administrator concluded in the Report that each Fund is considered a “primarily highly liquid fund” (as defined in the Rule and Program) and each Fund can therefore rely on the exclusion in the Rule from the requirements to establish an HLIM and to adopt policies and procedures for responding to a HLIM shortfall. There were no material changes to the Program during the Period.

Based on its review, the Report of the Trust Program Administrator concluded that the Program is reasonably designed to assess and manage liquidity risk and has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to each Funds’ liquidity developments.

North Square Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2021 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from May 1, 2021 to October 31, 2021.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Ending	Expense Paid
		Account	Account	During
		Value	Value	Period*
All Cap Value Fund		5/1/21	10/31/21	5/1/21 – 10/31/21
Class I	Actual Performance	$1,000.00	$1,074.00	$4.97
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.42	$4.84

*
Expenses are equal to the Fund’s annualized expense ratios of 0.95% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the sixth month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning	Ending	Expense Paid
		Account	Account	During
		Value	Value	Period*
International Equity Fund		5/1/21	10/31/21	5/1/21 – 10/31/21
Class I	Actual Performance	$1,000.00	$1,002.40	$4.90
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.32	$4.94

*
Expenses are equal to the Fund’s annualized expense ratios of 0.97% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since the commencement of operations). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

North Square Funds
EXPENSE EXAMPLES – Continued
For the Six Months Ended October 31, 2021 (Unaudited)

		Beginning	Ending	Expense Paid
		Account	Account	During
		Value	Value	Period*
McKee Bond Fund		5/1/21	10/31/21	5/1/21 – 10/31/21
Class I	Actual Performance	$1,000.00	$999.30	$1.41
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.79	$1.43

*
Expenses are equal to the Fund’s annualized expense ratios of 0.28% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period since the commencement of operations). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning	Ending	Expense Paid
		Account	Account	During
		Value	Value	Period**
McKee Bond Fund		5/19/21*	10/31/21	5/19/21* – 10/31/21
Class Y	Actual Performance	$1,000.00	$998.80	$2.12
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.84	$2.40

*	Commencement of operations.
**
Expenses are equal to the Fund’s annualized expense ratios of 0.47% for Class Y, multiplied by the average account value over the period, multiplied by 165/365 (to reflect the period since the commencement of operations). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

		Beginning	Ending	Expense Paid
		Account	Account	During
		Value	Value	Period*
Strategic Income Fund		5/1/21	10/31/21	5/1/21 – 10/31/21
Class I	Actual Performance	$1,000.00	$1,023.40	$4.59
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.67	$4.58

*
Expenses are equal to the Fund’s annualized expense ratios of 0.90% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the sixth month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

 (This Page Intentionally Left Blank.)

North Square Funds

Advisor
North Square Investments, LLC
10 South LaSalle Street, Suite 1925
Chicago, Illinois 60603

Sub-Advisor	Sub-Advisor
Advisory Research, Inc.	Red Cedar Investment Management, LLC
Two Prudential Plaza	333 Bridge Street NW, Suite 601
180 N. Stetson Avenue, Suite 5500	Grand Rapids, Michigan 49504
Chicago, Illinois 60601

Sub-Advisor	Sub-Advisor
Altrinsic Global Advisors, LLC	CSM Advisors, LLC
8 Sound Shore Drive, 3rd Floor	One Gateway Center, 8th Floor
Greenwich, Connecticut 06830	Pittsburgh, Pennsylvania 15222

 Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 300
Milwaukee, Wisconsin 53212

Fund Administrator, Transfer Agent and Fund Accountant
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Compass Distributors LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION
Fund Name		Ticker	CUSIP
North Square Advisory Research All Cap Value Fund	Class I	ADVGX	66263L775
North Square Altrinsic International Equity Fund	Class I	NSIVX	66263L767
North Square McKee Bond Fund	Class I	NMKBX	66263L759
North Square McKee Bond Fund	Class Y	NMKYX	66263L643
North Square Strategic Income Fund	Class I	ADVNX	66263L791

Privacy Principles of the North Square Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the North Square Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 551-5521 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 551-5521 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Funds’ Forms N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330. The Funds’ Forms N-Q or Part F of Form N-PORT may also be obtained by calling toll-free (855) 551-5521 or by visiting the Funds’ website at www.northsquareinvest.com/fund-reports-holdings.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (855) 551-5521.

North Square Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201
1-855-551-5521

(b)	Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.  The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one audit committee financial expert serving on its audit committee.  David B. Boon is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2021	FYE 10/31/2020
Audit Fees	$35,240	$14,300
Audit-Related Fees	$0	$0
Tax Fees	$10,000	$5,600
All Other Fees	$0	$0

The Audit Committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2021	FYE 10/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The Registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The Registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Code of ethics. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Not applicable to open-end investment companies.

(4)	Change in the Registrant’s independent public accountant. There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

North Square Investments Trust

By:  /s/ Mark D. Goodwin
Mark D. Goodwin,
President

Date:    January 10, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:  /s/ Mark D. Goodwin
 Mark D. Goodwin,
 President

Date:    January 10, 2022

By: /s/ Alan E. Molotsky
Alan E. Molotsky,
Treasurer

Date:    January 5, 2022